Exhibit (c)(6)

Preliminary Draft - Confidential
The Conflicts Committee of the Board of Directors of
VTTI Energy Partners GP LLC
Discussion Materials Regarding Project Terminal Velocity
April 27, 2017
Evercore
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Preliminary Draft - Confidential
These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee of the Board of Directors of VTTI Energy Partners GP LLC (“VTGP”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Board and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Board and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Board. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Board.
These materials were compiled on a confidential basis for use by the Board in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore.
These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates.
Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.
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Table of Contents
Section
Executive Summary I
VTTI Situation Analysis II
VTTI Operating Asset Overview and Projections III
VTTI Financial Projections IV
Preliminary VTTI Valuation Analysis V
Appendix
A. Weighted Average Cost of Capital Analysis
B. Selected Historical Market Data
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Preliminary Draft - Confidential
I. Executive Summary
Evercore

Preliminary Draft - Confidential
Executive Summary
Introduction
Evercore Group L.L.C. (“Evercore”) is pleased to provide the materials herein to the Conflicts Committee of the Board of Directors of VTTI Energy Partners GP LLC (“VTGP”) (the “Conflicts Committee”), the general partner of VTTI Energy Partners LP (“VTTI” or the “Partnership”), regarding the proposed acquisition of all publicly-held common units representing limited partner interests in VTTI from the current holders of such units (the “Unaffiliated Common Unitholders”) by VTTI MLP Partners B.V. (the “Sponsor”) (the “Proposed Transaction” or the “Merger”)
On March 2, 2017, the Sponsor proposed to acquire each publicly-owned VTTI common unit for cash consideration of $18.75 per unit as part of the Proposed Transaction (the “Initial Offer”)
On March 30, 2017, the Conflicts Committee made a counterproposal to the Sponsor for cash consideration of $21.00 per unit (the “First Counterproposal”)
On April 13, 2017, the Sponsor responded to the Conflicts Committee with a revised offer of $19.10 per unit (the “First Sponsor Counterproposal”)
On April 14, 2017, the Conflicts Committee made a second counterproposal to the Sponsor for cash consideration of $20.30 per unit (the “Second Counterproposal”) and requested that quarterly distributions continue to be paid up to the closing date of the Proposed Transaction, including pro rata distributions for any partial quarters
On April 20, 2017, the Sponsor responded to the Conflicts Committee with a final offer of $19.30 per unit (the “Second Sponsor Counterproposal” or the “Proposed Consideration”) and agreed to pay quarterly distributions up to the closing date of the Proposed Transaction, including pro rata distributions for any partial quarters
The Proposed Consideration represents a 4.9% premium to VTTI’s closing unit price of $18.40 as of March 2, 20171
The Proposed Consideration represents a 5.7% premium to VTTI’s 30-day (trading) volume-weighted average unit price (“VWAP”) of $18.26 as of March 2, 2017
Pro forma for the Proposed Transaction, VTTI will cease to be a publicly-traded partnership and will be a wholly-owned subsidiary of the Sponsor
The Proposed Transaction is subject to the negotiation and execution of an agreement and plan of merger among VTTI B.V.,
VTTI MLP Partners B.V., VTTI Merger Sub LLC, VTTI Energy Partners LP, and VTTI Energy Partners GP LLC (the “Merger Agreement”), including approval of the Merger Agreement and the transactions contemplated thereunder by the Sponsor’s Board of Directors, VTGP’s Board of Directors, VTTI’s Board of Directors, the Conflicts Committee, and a majority vote of the Unafilliated Common Unitholders
Source: FactSet
1. Announcement date of the Proposed Transaction

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Preliminary Draft - Confidential
Executive Summary
Overview of Materials
The materials herein include the following:
An executive summary including: (i) a review of Evercore’s evaluation process to-date, (ii) a review of summary terms to the Merger, (iii) an overview of the current VTTI organizational structure, (iv) a review of certain financial metrics for VTTI implied by the Proposed Transaction, (v) an analysis of projected distribution growth rates for MLPs and implications with respect to distribution yield and (vi) an overview of the historical trading performance of VTTI relative to the Proposed Consideration
A current situation analysis for VTTI, including an overview of VTTI’s business
An overview of the operating assets of VTTI MLP B.V. (“VTTI Operating”), in which VTTI owns a 51.0% interest, including an overview of the operating projections for VTTI Operating as provided by VTTI management (the “VTTI Operating Projections
- Management Case”)
In addition to the Management Case, during its due diligence review, Evercore analyzed two additional scenarios (the “Sensitivity Cases”): (i) an increase in non-contracted rates of 10.0% (the “VTTI Operating Projections - Sensitivity Case I”) and (ii) a decrease in non-contracted rates of 10.0% (the “VTTI Operating Projections - Sensitivity Case II”)
A review of the financial projections for VTTI as provided by VTTI management (the “VTTI Financial Projections - Management Case”)
In addition to the Management Case, Evercore analyzed two additional scenarios: (i) a scenario that assumes the VTTI Operating Projections - Sensitivity Case I (the “VTTI Financial Projections - Sensitivity Case I”) and (ii) a scenario that assumes the VTTI Operating Projections - Sensitivity Case II (the “VTTI Financial Projections - Sensitivity Case II”)
A preliminary valuation of VTTI based on (i) the VTTI Financial Projections - Management Case, (ii) the VTTI Financial Projections - Sensitivity Case I and (iii) the VTTI Financial Projections - Sensitivity Case II

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Preliminary Draft - Confidential
Executive Summary
Evercore Evaluation Process
In connection with its review of the Proposed Transaction, Evercore has, among other things:
Reviewed certain publicly-available historical operating and financial information relating to the Partnership that we deemed relevant, including the Annual Report on Form 20-F for the year ended December 31, 2015, preliminary financial results as filed on Form 6-K for the quarters ended December 31, 2016, September 30, 2016, and June 30, 2016, financial results as filed on Form 6-K for the quarter ended March 31, 2016, the Prospectus Supplement dated August 8, 2016 and certain reports on Form 6-K, in each case as filed with or furnished to the U.S. Securities and Exchange Commission by the Partnership since January 1, 2016;
Reviewed certain non-public historical and projected financial and operating data and assumptions relating to the Partnership prepared and furnished to us by management of the Partnership;
Reviewed the Sensitivity Cases with respect to the projected financial and operating data and assumptions relating to the Partnership which we deemed relevant, including sensitivities related to the rates utilized to project uncontracted revenues;
Discussed the Sensitivity Cases and their underlying assumptions with management of the Partnership;
Discussed the current operations of the Partnership and the historical and projected financial and operating data and assumptions relating to the Partnership with management of the Partnership (including management’s views on the risks and uncertainties of achieving such projections);
Reviewed publicly-available research analyst estimates for the Partnership’s future financial performance;
Performed discounted cash flow analyses on the Partnership based on forecasts and other data provided by management of the Partnership and the Sensitivity Cases based thereon;
Performed a discounted distributions analysis based on forecasts and other data provided by management of the Partnership;
Reviewed the financial metrics of certain historical transactions that we deemed relevant and compared such financial metrics to those implied by the Merger utilizing forecasts and other data provided by management of the Partnership and the Sensitivity Cases based thereon;
Compared the financial performance of the Partnership and its stock market trading multiples with those of certain other publicly- traded partnerships and companies that we deemed relevant;
Reviewed the premiums paid in certain historical transactions that we deemed relevant and compared such premiums to those implied by the Merger;
Reviewed the draft Merger Agreement, dated [April 20], 2017; and
Performed such other analyses and examinations, reviewed such other information and considered such other factors that we deemed appropriate for purposes of providing the opinion contained herein

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Preliminary Draft - Confidential
Executive Summary
Summary Terms to the Merger
Opinion Requested: Evercore has been asked by the Conflicts Committee, whether, in Evercore’s opinion, as of the date hereof, the consideration to be received in the Proposed Transaction is fair, from a financial point of view, to the Partnership and the Partnership’s Unaffiliated Common Unitholders
Buyer The Sponsor
Seller Unaffiliated Common Unitholders of VTTI
Transaction Summary The Sponsor to acquire all publicly-held LP common units of VTTI from VTTI’s Unaffiliated Common Unitholders
Proposed Consideration $19.30 per Unaffiliated Common Unitholder common unit, which is equivalent to $464.7 million in cash
Actions and Deliveries at Signing Signing of Merger Agreement Receipt of the opinion of Evercore Other approvals
Other Considerations Approval subject to a majority vote of the Unaffiliated Common Unitholders Potentially other considerations

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Executive Summary
Current Summary VTTI Partnership Structure IFM Global Infrastructure Fund 50.0% Ownership Interest Vitol Holding BV 50.0% Ownership Interest VIP Terminals Finance B.V. 50.0% Ownership Interest Buckeye Partners, L.P. (NYSE: BPL) Market Capitalization: $9,561.3 MM Credit Ratings (Moody’s / S&P): Baa3 / BBB- 50.0% Ownership Interest VTTI B.V. 100.0% Ownership Interest VTTI MLP Partners B.V. (“Sponsor”) 46.8% LP Interest 1,896,056 Common Units 20,125,000 Subordinated Units 100.0% Ownership Interest VTTI Energy Partners GP LLC (“VTGP”) 2.0% GP Interest 940,831 GP Units 100.0% IDRs 49.0% Economic Interest 49.0% Voting Interest VTTI Energy Partners LP (NYSE: VTTI) Market Capitalization: $886.7 MM 51.2% LP Interest 24,079,664 Common Units 100.0% Ownership Interest Unaffiliated Common Unitholders VTTI MLP Holdings Ltd 51.0% Economic Interest 51.0% Voting Interest VTTI MLP B.V. (“VTTI Operating”) 100.0% Ownership Interest Operating Companies Source: FactSet, Partnership filings and VTTI management Note: Market data as of April 21, 2017

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Preliminary Draft - Confidential
Executive Summary
Overview of the Proposed Consideration
($ in millions, except per unit amounts)
Implied Transaction Value
Proposed Consideration $19.30
Total Units Outstanding (MM) 47.0
Resulting VTTI Equity Value1 $907.9
VTTI Pro Rata Net Debt2 340.7
Implied Transaction Value $1,248.6
Implied Transaction Premiums
Unaffected Price3 $18.40 4.9%
10-Day VWAP 18.57 3.9%
20-Day VWAP 18.46 4.5%
30-Day VWAP 18.26 5.7%
Transaction Value / EBITDA (VTTI Financial Projections)4
2017E $97.9 12.8x
2018E 99.0 12.6
2019E 99.1 12.6
Transaction Value / EBITDA (IBES Consensus Estimates)5
2017E $103.2 12.1x
2018E 104.9 11.9
2019E 104.4 12.0
Source: FactSet, Partnership filings and VTTI management
1. Includes GP units
2. As of December 31, 2016, per VTTI management
3. As of March 2, 2017
4. VTTI Financial Projections do not incorporate future dropdowns
5. IBES estimates adjusted pro rata to reflect VTTI’s 51.0% interest in VTTI Operating

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Preliminary Draft - Confidential
Executive Summary
Historical VTTI Unit Price vs. Proposed Consideration
$22.00 $20.00 $18.00 $16.00 $14.00 $12.00
Unit Price $19.30 Offer Implied Premium
At Close on March 2, 2017 $18.40 4.9%
5 Prior Trading Days’ Average 18.46 4.6%
10 Prior Trading Days’ Average 18.59 3.8%
20 Prior Trading Days’ Average 18.54 4.1%
30 Prior Trading Days’ Average 18.36 5.1%
60 Prior Trading Days’ Average 17.49 10.4%
120 Prior Trading Days’ Average 17.75 8.7%
180 Prior Trading Days’ Average 18.32 5.4%
52 Prior Trading Weeks’ Average 18.67 3.4%
Price
2-Mar-17 5-Day 10-Day 20-Day 30-Day 60-Day 120-Day 52-Week Proposed Consideration
3/3/2016 3/10/2016 3/17/2016 3/24/2016 3/31/2016 4/7/2016 4/14/2016 4/21/2016 4/28/2016 5/5/2016 5/12/2016 5/19/2016 5/26/2016 6/2/2016 6/9/2016 6/16/2016 6/23/2016 6/30/2016 7/7/2016 7/14/2016 7/21/2016 7/28/2016 8/4/2016 8/11/2016 8/18/2016 8/25/2016 9/1/2016 9/8/2016 9/15/2016 9/22/2016 9/29/2016 10/6/2016 10/13/2016 10/20/2016 10/27/2016 11/3/2016 11/10/2016 11/17/2016 11/24/2016 12/1/2016 12/8/2016 12/15/2016 12/22/2016 12/29/2016 1/5/2017 1/12/2017 1/19/2017 1/26/2017 2/2/2017 2/9/2017 2/16/2017 2/23/2017 3/2/2017
Source: FactSet

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Preliminary Draft - Confidential
Executive Summary
Distribution Growth Rates and Implications on Current Yield
Current Yield
20.0% 18.0% 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0%
Low / No-Growth VTTI: Implies 10.3% yield
VTTI:
(Yield of 7.1% implies growth of 8.4%)
Illustrative Pricing
VTTI Distribution Illustrative Yield Range Implied Unit Price
Current Implied DPU Growth $1.344 6.25% - 7.75% $21.50 - $17.34
Zero Implied DPU Growth $1.344 8.50% - 11.50% $15.81 - $11.69
MLPs with Projected Distribution Growth
MLPs with Low / No Projected Distribution Growth
Regression-Implied Yield
R2 = 0.6356
0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 18.0% 21.0% 24.0% 27.0% 30.0%
2017E - 2019E Distribution CAGR
Source: FactSet, Partnership press releases
Note: Market data as of April 21, 2017; regression excludes partnerships with 2017E - 2019E DPU CAGR less than zero and certain MLPs with growth rates distorted by recent distribution reductions

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Preliminary Draft - Confidential
II. VTTI Situation Analysis
Evercore

Preliminary Draft - Confidential
VTTI Situation Analysis
Company Overview
($ in millions)
Overview of VTTI and VTTI Operating
The portfolio of assets that currently constitute VTTI Operating consist of six terminal complexes located in Europe, the Middle East, Asia and North America
396 tanks with 35.7 MMBbls of storage capacity
VTTI currently owns 51.0% of VTTI Operating following the IPO and subsequent contributions of additional interests in VTTI Operating to VTTI in July 2015 and September 2016
VTTI Areas of Operation
HUB 4
U.S. Gulf Coast
HUB 1
ARA
HUB 2
Middle East
HUB 3
Asia
VTTI Operating Locations
Global Refined Product Trade Routes
Gasoline
Diesel
Fuel Oil
VTTI Operating Revenue, EBITDA and Capacity Utilization
$ in millions
$500.0 $400.0 $300.0 $200.0 $100.0
$--
93.0% 94.0% 98.0% 96.0% 97.0% 97.0% 97.6%
49.6% 57.1% 60.3% 62.3% 57.4% 69.5% 63.9%
$171.7 $85.2 $189.1 $107.9 $257.6 $155.4 $299.2 $186.5 $303.2 $173.9 $289.7 $201.3 $311.3 $199.0
Capacity Utilization
100.0% 80.0% 60.0% 40.0% 20.0% 0.0%
2010A 2011A 2012A 2013A 2014A 2015A 2016A
Revenue EBITDA1 EBITDA Margin Capacity Utilization
Source: VTTI public filings and VTTI management
1. Includes VTTI Operating corporate overhead expense

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VTTI Situation Analysis
Buckeye Energy Partners, L.P. Acquisition of 50.0% Interest in VTTI B.V.
Transaction Overview
On October 24, 2016, Buckeye Partners, L.P. (“Buckeye”) agreed to acquire a 50.0% equity interest in VTTI B.V., which owns a 100.0% interest in the Sponsor, from Vitol Inc. (“Vitol”) for $1.2 billion in cash
TopCo subsidiary holds seven terminals with gross capacity of 18.5 MMBbls (100.0% owned by VTTI B.V.)
Serves as an incubator for greenfield development or significant brownfield development at existing assets
At the time of announcement, VTTI B.V. was evaluating more than $600.0 million of capital expenditures for new projects, which were expected to reduce the all-in transaction multiple to less than 10.0x from 11.5x
VTTI B.V. also owns a 49.0% interest in VTTI Operating, a 2.0% GP interest in VTTI, 100.0% of VTTI’s IDRs and a 46.8% LP interest in VTTI
In conjunction with the deal, Buckeye raised $588.7 million of equity and issued $600.0 million of senior notes
Buckeye has equal representation and voting rights on the Board of Directors of VTTI B.V.
Approximately 70.0% of VTTI complex revenue (VTTI Operating and TopCo) is attributable to Vitol
Simplified Transaction Structure (Post Buckeye Transaction)
BUCKEYE PARTNERS, L.P.
Vitol
50.0% 50.0%
VTTI B.V.
100.0%
100.0%
7 Terminals
18.5 MMBbls
“TopCo”
VTTI MLP Partners B.V.
(Sponsor)
46.8% LP
100.0%
49.0%
Public
51.2% LP
vtti energy partners
VTTI Energy Partners
GP LLC (VTGP)
51.0% 2.0% GP 100.0% IDRs
VTTI MLP B.V.
(VTTI Operating)
6 Terminals
35.7 MMBbls
ROFO Assets
Source: Partnership filings and presentations and Wall Street Research

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Preliminary Draft - Confidential VTTI Situation Analysis Summary Market Data ($ in millions, except per unit amounts) Market Capitalization As of April 21, 2017 Total Units Outstanding1 47.0 Common Unit Price $18.85 Market Capitalization $886.7 Plus: Net Debt2 340.7 Plus: Minority Interest -- Enterprise Value $1,227.4 IBES Estimates3 VTTI Financial Projections4 Metric Yield/Multiple Metric Yield/Multiple Distribution Yield Current $1.34 7.1% $1.34 7.1% 2017E 1.42 7.5% 1.34 7.1% 2018E 1.56 8.3% 1.34 7.1% 2019E 1.63 8.6% 1.34 7.1% EV / EBITDA 2017E $103.2 11.9x $97.9 12.5x 2018E 104.9 11.7 99.0 12.4 2019E 104.4 11.8 99.1 12.4 Unit Price and Distribution Information Unit Price $30.00 $25.00 $20.00 $15.00 $10.00 $5.00 $0.00 Distribution per Unit $1.40 $1.25 $1.10 $0.95 4/21/15 8/20/15 12/20/15 4/20/16 8/20/16 12/20/16 4/21/17 Distribution per Unit Unit Price Balance Sheet and Credit Data As of December 31, 20162 Cash and Marketable Securities $18.3 Short-Term Debt -- Long-Term Debt 359.0 Total Debt 359.0 Net Debt2 $340.7 Plus: Minority Interest -- Plus: Partners’ Capital 605.9 Net Book Capitalization $946.6 Revolver Availability / Total Revolver Capacity5 $195.0 / $320.6 Net Debt / Net Book Cap 36.0% Net Debt / 2017E EBITDA6 3.5x Net Debt / 2018E EBITDA6 3.4 Book Value of Equity7 $256.6 Market Capitalization / Book Value of Equity7 3.5x Current Ratings (Senior Unsecured): Moody’s NA S&P NA General Partner Incentive Distribution Rights Quarterly Distribution per LP Unit $0.3360 % to LP % to GP LP Quarterly Distribution Range Quarterly Distribution Within Range Quarterly Distribution to GP per LP Unit Total LP Units Outstanding Total Quarterly Distribution to LPs Total Quarterly Distribution to GP Total Annual Distribution to LPs Total Annual Distribution to GP 98.0% 2.0% $0.0000 $0.3019 $0.3019 $0.0062 46.1 $13.9 $0.3 $55.7 $1.1 85.0% 15.0% 0.3019 0.3281 0.0263 0.0046 46.1 1.2 0.2 4.8 0.9 75.0% 25.0% 0.3281 0.3938 0.0079 0.0026 46.1 0.4 0.1 1.5 0.5 50.0% 50.0% 0.3938 -- -- 46.1 -- -- -- -- $15.5 $0.6 $62.0 $2.5 % of Total Distributions to the GP 3.8% % of Total Distributions to the IDRs 1.8% Source: FactSet, public filings and VTTI management 1. Includes general partner’s 2.0% interest 2. Per VTTI management, representing VTTI’s 51.0% share in VTTI Operating’s cash and debt (excluding ATB Phase 2 facility) and 100.0% of VTTI cash and debt 3. IBES estimates adjusted to reflect VTTI’s 51.0% interest in VTTI Operating 4. VTTI Financial Projections do not incorporate future dropdowns 5. €300 million facility converted at 1.069x USD/EUR exchange rate as of April 21, 2017 and shown on a fully consolidated basis (i.e., not pro rata) 6. Incorporates current pro rata net debt and projected EBITDA per VTTI management 7. Illustrative market value-to-book value of equity ratio. Book value of equity as of December 31, 2016 per VTTI management ($605.9 million less non-controlling interest of $349.3 million). Noted, but not relevant as a measure of valuation for MLP purposes 11 Evercore vtti energy partners

Preliminary Draft - Confidential
VTTI Situation Analysis
Wall Street Research
($ in millions, except per unit amounts)
Summary Price Targets
Firm Analyst Date Recommendation
Credit Suisse Bhavesh Lodaya 03/03/17 Neutral
Citi Faisel Khan 03/03/17 Buy
DA Davidson Poe Fratt 03/03/17 Buy
MUFG Securities Barrett Blaschke 03/02/17 Hold
Wells Fargo1 Praneeth Satish 02/07/17 Neutral
Analyst Recommendations
Hold (3) 60%
Buy (2) 40%
Distribution Per Unit Estimates
$2.00 $1.50 $1.00 $0.50
$--
$1.43 $1.34 $1.43 $1.46 $1.34 $1.42 $1.54 $1.34 $1.57 $1.64 $1.34 $1.56 $1.70 $1.34 $1.34 $1.63
2017E 2018E 2019E
Wells Fargo1 Credit Suisse DA Davidson MUFG Securities VTTI Management IBES Consensus
EBITDA Estimates
$175.0 $150.0 $125.0 $100.0 $75.0 $50.0 $25.0
$--
$99.7 $96.9 $104.4 $103.2 $97.9 $103.2 $97.9 $101.3 $109.5 $105.2 $99.0 $104.9 $142.3 $106.0 $99.1 $104.4
2017E 2018E 2019E
Source: FactSet, Wall Street Research, Bloomberg
1. Wells Fargo Securities LLC equity research report dated February 7, 2017 assumes future dropdowns

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VTTI Situation Analysis
Historical Trading Performance
Unit Price
$40.00 $35.00 $30.00 $25.00 $20.00 $15.00 $10.00
7/31/14: VTTI prices its initial public offering at $21.00 per unit and on the first day of trading its unit price increases by 5.2% to close at $21.10 per unit on 12.3 million trades1
8/21/2015: Vitol buys its partner MISC Berhad out of its 50.0% ownership in VTTI B.V
10/24/2016: Announces Buckeye’s acquisition of 50.0% interest in VTTI B.V. for $1.2 billion
10/31/2016: Announces VTTI B.V.’s acquisition of 70.0% of ENNA’s Adriatic Tank Terminal in the Port of Ploce (interest held outside VTTI)
1/25/2017: Announces VTTI B.V.’s acquisition of 75.0% of the PetroAmerica Terminal close to the Panama Canal (interest held outside VTTI)
7/1/15: Announces acquisition of additional 6.6% interest in VTTI Operating (pro forma 42.6% interest)
8/8/2016: Announces (i) second quarter results, (ii) purchase of additional 8.4% interest in VTTI Operating for $96.2 million cash (pro-forma interest in VTTI Operating of 51.0%) and (iii) financing of acquisition with follow-on offering of 5.25 million LP units for $19.30 per unit
3/2/2017: Announces VTTI B.V.’s offer to acquire all VTTI units owned by the public for $18.75 per unit
Volume (in thousands)1
3,000 2,500 2,000 1,500 1,000 500
7/31/14 11/7/14 2/15/15 5/25/15 9/2/15 12/10/15 3/19/16 6/26/16 10/4/16 1/11/17 4/21/17
Volume VTTI Price
Source: FactSet, Partnership filings Note: Market data as of April 21, 2017
1. Trading volume of 12,302,340 trades on VTTI’s first trading day of August 1, 2014 not fully captured in chart

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VTTI Situation Analysis
Equity Ownership Summary
Current Unitholders Units % of Total
Institutional
Top 10:
Goldman Sachs Group and Subsidiaries 3,484,737 7.4%
Harvest Fund Advisors LLC 2,811,350 6.0%
Waddell & Reed Investment Management Co. 2,108,502 4.5%
Kayne Anderson Capital Advisors LP 1,805,589 3.8%
Tortoise Capital Advisors LLC 1,695,760 3.6%
Salient Capital Advisors LLC 1,396,230 3.0%
ClearBridge Investments LLC 1,280,066 2.7%
Cushing Asset Management LP 1,147,594 2.4%
Eagle Global Advisors LLC 945,500 2.0%
AT Investment Advisers, Inc. 500,000 1.1%
Other 6,904,336 14.7%
Total Institutional Ownership 24,079,664 51.2%
Insiders
VTTI B.V.1 22,961,887 48.8%
Total Insiders 22,961,887 48.8%
Total Units Outstanding1 47,041,551 100.0%
Short Interest2 79,214 0.2%
Source: FactSet, Bloomberg
1. Includes general partner’s 2.0% interest
2. Short interest per Bloomberg as of March 31, 2017

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VTTI Situation Analysis
Right of First Offer
Pursuant to the Omnibus Agreement between VTTI B.V. and the Partnership entered into upon completion of the Partnership’s initial public offering, VTTI B.V. granted the Partnership a right of first offer (“ROFO”) on any proposed Transfer of any Sale Asset (other than Sale Assets Transferred to an Affiliate of VTTI B.V. who agrees in writing that such Sale Asset remains subject to the provisions of the ROFO and assumes the obligations under the ROFO with respect to such Sale Asset)
“Sale Assets” means any right, title or interests in the VTTI Entities’ existing assets and any terminaling and other energy infrastructure assets that any of them may acquire or construct in the future, which assets shall include the terminal facilities, pipelines, storage tanks, equipment, machinery, docks and the real property appurtenant thereto
“VTTI Entities” means VTTI B.V. and each of its Affiliates, other than the Partnership and its Subsidiaries
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question
The term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise
Source: Partnership filings

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Preliminary Draft - Confidential
III. VTTI Operating Asset Overview and Projections
Evercore

Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
Overview of VTTI Operating
($ in millions)
Company Overview
VTTI Operating, headquartered in Rotterdam, the Netherlands, is one of the largest independent owners of refined petroleum product and crude oil terminaling assets in the world
Portfolio consists of six terminal complexes located in Europe, the Middle East, Asia and North America
396 tanks with 35.7 MMBbls of storage capacity
Provides primarily fee-based terminaling services to energy and energy-related companies engaged in the production, processing, distribution and marketing of refined products and crude oil
VTTI currently owns 51.0% of VTTI Operating
2017E Gross Capacity1
North America 7.9% Johor 15.7% Amsterdam 23.6% Fujairah 21.3% Rotterdam 19.7% Antwerp 11.8% 2017E Gross Capacity: 35.7 MMBbls 2017E Net Revenue2 North America 8.2% Amsterdam 24.6% Johor 16.4% Fujairah 20.0% Rotterdam 18.5% Antwerp 12.3% 2017E Revenue: $286.3 million Historical and Projected Revenue and EBITDA ($ in millions) $350.0 $300.0 $250.0 $200.0 $150.0 $100.0 $50.0 $-- $171.7 $189.1 $257.6 $299.2 $303.2 $289.7 $311.3 $286.3 $292.3 $299.2 $306.3 $313.8 $85.2 $107.9 $155.4 $186.5 $173.9 $201.3 $199.0 $205.5 $208.0 $208.4 $209.7 $210.8 49.6% 57.1% 60.3% 62.3% 57.4% 69.5% 63.9% 71.8% 71.1% 69.6% 68.5% 67.2% EBITDA Margin 100.0% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0%
2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017E 2018E 2019E 2020E 2021E
Revenue EBITDA3 EBITDA Margin
Source: VTTI management
1. Includes 10.0% non-controlling interest in Rotterdam and Fujairah terminal complexes
2. Excludes 10.0% non-controlling interest in Rotterdam and Fujairah terminal complexes
3. Includes VTTI Operating corporate overhead expense

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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
VTTI Operating Global Asset Footprint
VTTI Operating Assets
Location Ownership Gross Capacity (MMBbls) No. of tanks
Amsterdam 100.0% 8.4 211 Rotterdam 90.0% 7.0 28 Antwerp 100.0% 4.2 45 Fujairah 90.0% 7.6 47 Johor 100.0% 5.6 41 Seaport Canaveral 100.0% 2.8 24 Total VTTI Operating 35.7 396 TopCo Assets Location Ownership Gross Capacity (MMBbls) No. of Tanks Ventspils, Latvia 49.0% 7.5 105 Vasiliko, Cyprus 100.0% 3.4 28 Buenos Aires, Argentina 100.0% 1.4 24 Nairobi, Kenya 100.0% 0.7 10 Kaliningrad, Russia 100.0% 0.3 7 Lagos, Nigeria 50.0% 0.1 2 Johor, Malaysia Phase 2 100.0% 1.6 12 Fujairah, UAE Phase 3 90.0% 2.7 5 Cape Town, South Africa 100.0% 0.8 12 Total TopCo 18.5 205 Global VTTI Operating Asset Map Amsterdam, Netherlands Rotterdam, Netherlands Antwerp, Belgium Seaport Canaveral, Florida, USA Vasiliko, Cyprus Ventspils, Latvia Kaliningrad, Russia Fujairah, UAE Lagos, Nigeria Mombasa, Kenya Johor, Malaysia Buenos Aires, Argentina Cape Town, South Africa Legend VTTI Operating VTTI TopCo <5 MMBbls 20 MMBbls Source: Partnership filings and presentations and Wall Street Research
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
Summary of VTTI Operating’s Terminal Complex Assets
Location Ownership Interest Gross Capacity (MMBbls) Net Capacity (MMBbls) # of Tanks Products Maximum Draft (Feet) Connectivity
Europe
Amsterdam 100.0% 8.4 8.4 211 Refined Products 46 Ship Barge Road Railroad
Rotterdam 90.0% 7.0 6.3 28 Refined Products 69 Ship Barge Road Railroad Pipeline
Antwerp 100.0% 4.2 4.2 45 Refined Products Crude Oil LPG 46 Ship Barge Road Railroad Pipeline
Middle East
Fujairah 90.0% 7.6 6.8 47 Refined Products Crude Oil 54 Ship Barge Road Pipeline
Asia
Johor Phase 1 100.0% 5.6 5.6 41 Refined Products 57 Ship Barge Road
North America
Florida 100.0% 2.8 2.8 24 Refined Products 39 Ship Barge Road Pipeline
Total 35.7 34.1 396
Source: VTTI management
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
Summary of VTTI Operating Customer Contracts
VTTI Operating’s terminal complexes generate revenue primarily under multi-year, fee-based, take-or-pay arrangements with creditworthy counterparties
VTTI Operating’s contracts typically have a duration of generally two to four years
In addition to Vitol, VTTI Operating’s counterparties include major oil traders and other significant oil and gas industry participants, including subsidiaries of A- to AAA-rated global corporations such as Shell and Exxon
Relationships with many of the trading companies date back to the early years of VTTI B.V.’s existence, while relationships with oil majors have been developed over the last four years
Since July 2016, VTTI has entered into the following new storage contracts:
Petronas has contracted 137,686 m3 of fuel oil storage capacity in Johor from August 17, 2016 through July 31, 2018 at a rate of $4.40/m3/month
Koch Industries has contracted 125,011 m3 of fuel oil storage capacity in Johor from September 1, 2016 through August 31, 2017 at a rate of $4.14/m3/month
Exxon has contracted 36,000 m3 of gasoil storage capacity in Antwerp from January 1, 2017 through December 31, 2020 at a rate of €3.30/m3/month
Prax has contracted 82,500 m3 of gasoline storage capacity in Antwerp from January 1, 2017 through June 30, 2017 at a rate of €3.93/m3/month
Vitol has contracted 27,890 m3 of gasoline storage capacity in Johor from January 1, 2017 through December 31, 2017 at a rate of $4.20/m3/month
Vitol has contracted 27,925 m3 of distillate storage capacity in Johor from January 1, 2017 through December 31, 2017 at a rate of $4.20/m3/month
Gunvor has contracted 55,816 m3 of gasoline storage capacity in Johor from January 4, 2017 through July 3, 2017 at a rate of $4.35/m3/month
Source: VTTI management and public filings
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
Amsterdam, Netherlands (“ETA”) ($ in millions)
Overview
The Amsterdam terminal complex (“ETA”) serves the Northwest European gasoil market along with traditional gasoline exports to the US East Coast and to West Africa
ETA offers complex blending services and includes a large number of berths that accommodate a broad range of vessel types
Heavy investment since 2006 in retrofitting and upgrades
Projected Revenue and EBITDA
$56.2 $57.7 $59.2 $61.2 $63.3 $65.5
$33.7 $33.4 $34.1 $35.2 $36.2 $37.3
2016E 2017E 2018E 2019E 2020E 2021E
Revenue EBITDA
Map of Operations
Amsterdam
Terminal Complex
(ETA)
Key Statistics
Capacity 8.4 MMBbl
Number of Tanks 211
Number of Jetties 11
Maximum Draft 46 feet
Product Scope Petroleum Products: Gasoline, Kerosene, Gasoil, Diesel and VGO
Source: VTTI management
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
VTTI Operating Projections - ETA ($ in millions, except per unit amounts)
The following sets forth the operating projections at ETA as provided by VTTI management:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E Shell Capacity Sold Contracted Storage (‘000 m3) 1,221.3 1,154.5 447.6 -- -- Non-Contracted Storage (‘000 m3) 97.4 167.0 873.9 1,321.5 1,321.5 Total Shell Capacity Sold (‘000 m3) 1,318.7 1,321.5 1,321.5 1,321.5 1,321.5 Total Revenue Contracted Storage $49.0 $47.6 $19.8 $-- $-- Non-Contracted Storage 3.5 6.2 35.9 57.5 59.5 Total Storage Revenue $52.5 $53.8 $55.6 $57.5 $59.5 Weighted Average Rate ($/m3 /month) Contracted + Non-Contracted $3.32 $3.39 $3.51 $3.62 $3.75 Contracted 3.34 3.43 3.68 N/A N/A Non-Contracted 3.02 3.12 3.42 3.62 3.75 Contracted Throughput Revenue $-- $-- $-- $-- $-- Non-Contracted Throughput Revenue -- -- -- -- -- Other Income 5.2 5.4 5.6 5.8 6.0 Total Revenue $57.7 $59.2 $61.2 $63.3 $65.5 Less: Operating Expenses (24.2) (25.1) (26.0) (27.1) (28.2) Asset EBITDA $33.4 $34.1 $35.2 $36.2 $37.3 Storage Revenue by Customer AIC $17.2 $17.5 $17.9 $18.4 $18.9 Chevron / Sasoil 6.2 6.2 6.5 6.8 7.0 Gunvor 11.6 11.9 12.4 12.9 13.4 P66 5.5 5.7 5.9 6.2 6.4 Vitol 12.0 12.4 12.9 13.2 13.8 Total Storage Revenue $52.5 $53.8 $55.6 $57.5 $59.5 Weighted Average Rate by Customer ($/m3 /month) AIC $2.80 $2.85 $2.92 $3.00 $3.08 Chevron / Sasoil 3.16 3.12 3.24 3.37 3.50 Gunvor 4.09 4.23 4.39 4.57 4.75 P66 4.09 4.23 4.39 4.57 4.75 Vitol 3.38 3.50 3.62 3.73 3.88 Total Weighted Average Storage Rate $3.32 $3.39 $3.51 $3.62 $3.75 Source: VTTI management Evercore vtti energy partners 21

Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
Rotterdam, Netherlands (“ETT”) ($ in millions)
Overview
The Rotterdam terminal complex (“ETT”) is located in one of Europe’s busiest ports and primarily services fuel oil and middle distillate products
ETT has a draft berth infrastructure that is capable of receiving a Very Large Crude Carrier (“VLCC”) and offers direct connections to truck, rail, and the NATO pipeline system
Projected Revenue and EBITDA1 $58.3 $57.7 $60.1 $62.4 $64.8 $67.4 $39.9 $40.5 $42.3 $43.9 $45.6 $47.3 2016E 2017E 2018E 2019E 2020E 2021E Revenue EBITDA Map of Operations Rotterdam Terminal Complex (ETT) Key Statistics Capacity 7.0 MMBbl (6.3 MMBbl net1) Number of Tanks 28 Number of Jetties 14 Maximum Draft 69 feet Product Scope Petroleum Products: Crude, Gasoline, Jet Fuel, Kerosene, Naphtha, Gasoil, Diesel, Fuel Oil and VGO Chemicals: Petrochemicals, Solvents, Alcohols Source: VTTI management 1. Net to VTTI’s 90.0% interest in ETT Evercore vtti energy partners 22

Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
VTTI Operating Projections - ETT 1 ($ in millions, except per unit amounts)
The following sets forth the operating projections at ETT as provided by VTTI management:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Shell Capacity Sold
Contracted Storage (‘000 m3) 913.3 767.4 531.7 -- --
Non-Contracted Storage (‘000 m3) 79.1 237.3 473.0 1,004.7 1,004.7
Total Shell Capacity Sold (‘000 m3) 992.4 1,004.7 1,004.7 1,004.7 1,004.7
Total Revenue
Contracted Storage $46.7 $40.3 $28.8 $-- $--
Non-Contracted Storage 4.1 12.8 26.2 57.2 59.4
Total Storage Revenue $50.9 $53.0 $55.0 $57.2 $59.4
Weighted Average Rate ($/m3 /month)
Contracted + Non-Contracted $4.27 $4.40 $4.56 $4.74 $4.92
Contracted 4.27 4.37 4.52 N/A N/A
Non-Contracted 4.33 4.48 4.62 4.74 4.92
Contracted Throughput Revenue $0.6 $0.6 $0.7 $0.7 $0.7
Non-Contracted Throughput Revenue 0.3 0.4 0.4 0.4 0.4
Other Income 5.9 6.1 6.3 6.6 6.8
Total Revenue $57.7 $60.1 $62.4 $64.8 $67.4
Less: Operating Expenses (17.2) (17.8) (18.5) (19.3) (20.0)
Asset EBITDA $40.5 $42.3 $43.9 $45.6 $47.3
Storage Revenue by Customer
Shell $14.3 $7.1 $7.4 $7.7 $8.0
Solvadis 4.1 4.3 4.3 4.4 4.5
SK 4.9 5.7 5.9 6.1 6.4
Vitol 27.6 36.0 37.4 38.9 40.5
Total Storage Revenue $50.9 $53.0 $55.0 $57.2 $59.4
Weighted Average Rate by Customer ($/m3 /month)
Shell $4.27 $4.48 $4.66 $4.85 $5.04
Solvadis 4.57 4.72 4.79 4.89 5.02
SK 4.35 4.48 4.65 4.84 5.03
Vitol 4.21 4.34 4.51 4.69 4.88
Total Weighted Average Storage Rate $4.27 $4.40 $4.56 $4.74 $4.92
Source: VTTI management
1. Net to VTTI’s 90.0% interest in ETT
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
Antwerp, Belgium (“ATPC”) ($ in millions)
Overview
The Antwerp terminal complex (“ATPC”) is located in the Port of Antwerp and is connected to a pipeline network and harbor infrastructure
Serves the European inland market along with the aviation industry via the NATO pipeline
ATPC’s vessel and train loading and unloading facilities for liquefied petroleum gases (“LPG”) provides services to global chemical producers
Plans to develop 17.0 hectares of land for the petrochemical industry
ATPC is adjacent to a dedicated bitumen processing plant with a capacity of 3,300 metric tons per day (the “Refinery”), which is owned by VTTI B.V.
Projected Revenue and EBITDA
$33.3 $32.2 $33.1 $34.4 $35.7 $37.1
$20.9 $20.8 $21.3 $22.1 $23.0 $23.8
2016E 2017E 2018E 2019E 2020E 2021E
Revenue EBITDA
Map of Operations
Antwerp Terminal
Complex (ATPC)
Key Statistics
Capacity 4.2 MMBbl
Number of Tanks 45
Number of Jetties 12
Maximum Draft 46 feet
Product Scope Petroleum Products: Gasoline, Jet Fuel, Kerosene, Naphtha, Gasoil, Diesel, LPG, Fuel Oil and VGO
Source: VTTI management
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
VTTI Operating Projections - ATPC ($ in millions, except per unit amounts)
The following sets forth the operating projections at ATPC as provided by VTTI management:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Shell Capacity Sold
Contracted Storage (‘000 m3) 518.9 438.1 67.9 64.0 21.1
Non-Contracted Storage (‘000 m3) 109.1 185.6 555.9 559.8 602.7
Total Shell Capacity Sold (‘000 m3) 627.9 623.8 623.8 623.8 623.8
Total Revenue
Contracted Storage $22.9 $20.1 $1.8 $1.8 $1.2
Non-Contracted Storage 4.8 8.5 27.9 29.0 30.9
Total Storage Revenue $27.7 $28.5 $29.7 $30.8 $32.1
Weighted Average Rate ($/m3 /month)
Contracted + Non-Contracted $3.68 $3.81 $3.96 $4.12 $4.28
Contracted 3.68 3.82 2.21 2.35 4.75
Non-Contracted 3.66 3.80 4.18 4.32 4.27
Contracted Throughput Revenue $2.4 $-- $-- $-- $--
Non-Contracted Throughput Revenue 0.7 3.1 3.2 3.3 3.4
Other Income 1.4 1.5 1.5 1.6 1.6
Total Revenue $32.2 $33.1 $34.4 $35.7 $37.1
Less: Operating Expenses (11.4) (11.8) (12.3) (12.8) (13.3)
Asset EBITDA $20.8 $21.3 $22.1 $23.0 $23.8
Storage Revenue by Customer
Apetra $0.7 $0.7 $0.7 $0.7 $0.7
Exxon 1.6 1.6 1.7 1.7 1.8
Refinery 1.0 1.1 1.1 1.2 1.2
Vitol 24.5 25.2 26.2 27.2 28.3
Total Storage Revenue $27.7 $28.5 $29.7 $30.8 $32.1
Weighted Average Rate by Customer ($/m3 /month)
Apetra
Exxon $1.17 $1.19 $1.22 $1.25 $1.28
Refinery 3.55 3.67 3.82 3.97 4.13
Vitol 3.89 4.04 4.20 4.37 4.54
Total Weighted Average Storage Rate $3.68 $3.81 $3.96 $4.12 $4.28
Source: VTTI management
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
Fujairah, UAE (“FTL”) ($ in millions)
Overview
The Fujairah terminal complex (“FTL”) is located in the United Arab Emirates, between the Indian Ocean and the Persian Gulf
FTL’s position directly adjacent to the Port of Fujairah’s common-user oil berths allows for faster product handling rates
FTL’s berth flexibility and deep draft allow the accommodation of any size and any type of vessel
FTL is connected to the 80,000 Bpd Fujairah
Refinery Limited (“FRL”) refinery, which processes a combination of condensate and heavy crude oil
Projected Revenue and EBITDA1
$53.1 $53.9 $54.4 $54.9 $55.3 $55.8
$41.9 $43.2 $43.6 $44.0 $44.4 $44.8
2016E 2017E 2018E 2019E 2020E 2021E
Revenue EBITDA
Map of Operations
Fujairah Terminal
Complex (FTL)
Key Statistics
Capacity 7.6 MMBbl (6.8 MMBbl1)
Number of Tanks 47
Number of Jetties 9
Maximum Draft 54 feet
Product Scope Petroleum Products: Crude, Gasoline, Jet Fuel, Kerosene, Naphtha, Gasoil, Diesel, LPG, Fuel Oil and VGO
Source: VTTI management
1. Net to VTTI’s 90.0% interest in FTL
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
VTTI Operating Projections - FTL1 ($ in millions, except per unit amounts)
The following sets forth the operating projections at FTL as provided by VTTI management:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Shell Capacity Sold
Contracted Storage (‘000 m3) 1,062.5 1,062.5 531.2 -- --
Non-Contracted Storage (‘000 m3) -- -- 531.2 1,062.5 1,062.5
Total Shell Capacity Sold (‘000 m3) 1,062.5 1,062.5 1,062.5 1,062.5 1,062.5
Total Revenue
Contracted Storage $51.4 $51.9 $26.2 $-- $--
Non-Contracted Storage -- -- 26.2 52.8 53.3
Total Storage Revenue $51.4 $51.9 $52.3 $52.8 $53.3
Weighted Average Rate ($/m3 /month)
Contracted + Non-Contracted $4.03 $4.07 $4.11 $4.14 $4.18
Contracted 4.03 4.07 4.11 N/A N/A
Non-Contracted N/A N/A 4.11 4.14 4.18
Contracted Throughput Revenue $-- $-- $-- $-- $--
Non-Contracted Throughput Revenue -- -- -- -- --
Other Income 2.5 2.5 2.5 2.5 2.6
Total Revenue $53.9 $54.4 $54.9 $55.3 $55.8
Less: Operating Expenses (10.7) (10.8) (10.9) (11.0) (11.1)
Asset EBITDA $43.2 $43.6 $44.0 $44.4 $44.8
Storage Revenue by Customer
Vitol $51.4 $51.9 $52.3 $52.8 $53.3
Total Storage Revenue $51.4 $51.9 $52.3 $52.8 $53.3
Weighted Average Rate by Customer ($/m3 /month)
Vitol $4.03 $4.07 $4.11 $4.14 $4.18
Total Weighted Average Storage Rate $4.03 $4.07 $4.11 $4.14 $4.18
Source: VTTI management
1. Net to VTTI’s 90.0% interest in FTL
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
Johor, Malaysia (“ATB 1”) ($ in millions)
Overview
The Johor terminal complex (“ATB 1”) is located next to Singapore, which makes it well-placed to offer regional distribution
ATB 1’s deep draft berths can receive all tanker sizes including partially-laden VLCCs
Compared to other Singapore terminals, ATB 1 offers shorter turn-around times as well as product blending at lower operating costs
Projected Revenue and EBITDA
$54.0 $54.9 $55.0 $55.2 $55.4 $55.6
$41.7 $43.6 $43.5 $43.4 $43.3 $43.2
2016E 2017E 2018E 2019E 2020E 2021E
Revenue EBITDA
Map of Operations
Johor Terminal Complex (ATB 1)
Key Statistics
Capacity 5.6 MMBbl
Number of Tanks 41
Number of Jetties 6
Maximum Draft 56 feet
Product Scope Petroleum Products: Crude, Gasoline, Jet Fuel, Kerosene, Naphtha, Gasoil, Diesel and Fuel Oil
Source: VTTI management
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
VTTI Operating Projections - ATB 1 ($ in millions, except per unit amounts)
The following sets forth the operating projections at ATB 1 as provided by VTTI management:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Shell Capacity Sold
Contracted Storage (‘000 m3) 897.3 897.3 603.2 -- --
Non-Contracted Storage (‘000 m3) -- -- 294.1 897.3 897.3
Total Shell Capacity Sold (‘000 m3) 897.3 897.3 897.3 897.3 897.3
Total Revenue
Contracted Storage $48.0 $48.0 $32.3 $-- $--
Non-Contracted Storage -- -- 15.7 48.0 48.0
Total Storage Revenue $48.0 $48.0 $48.0 $48.0 $48.0
Weighted Average Rate ($/m3 /month)
Contracted + Non-Contracted $4.46 $4.46 $4.46 $4.46 $4.46
Contracted 4.46 4.46 4.46 N/A N/A
Non-Contracted N/A N/A 4.46 4.46 4.46
Contracted Throughput Revenue $-- $-- $-- $-- $--
Non-Contracted Throughput Revenue -- -- -- -- --
Other Income 6.8 7.0 7.2 7.4 7.6
Total Revenue $54.9 $55.0 $55.2 $55.4 $55.6
Less: Operating Expenses (11.2) (11.5) (11.8) (12.1) (12.4)
Asset EBITDA $43.6 $43.5 $43.4 $43.3 $43.2
Storage Revenue by Customer
Idemitsu $2.7 $2.7 $2.7 $2.7 $2.7
Vitol 45.3 45.3 45.3 45.3 45.3
Total Storage Revenue $48.0 $48.0 $48.0 $48.0 $48.0
Weighted Average Rate by Customer ($/m3 /month)
Idemitsu $4.00 $4.00 $4.00 $4.00 $4.00
Vitol 4.49 4.49 4.49 4.49 4.49
Total Weighted Average Storage Rate $4.46 $4.46 $4.46 $4.46 $4.46
Source: VTTI management
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
Seaport Canaveral, Florida, USA (“SC”) ($ in millions)
Overview
The Seaport Canaveral terminal complex (“SC”) is located on the east coast of Florida and delivers an independent supply of refined petroleum products to the state
With nearly 3.0 MMBbls of refined petroleum products capacity, SC supplies Florida’s major airports
Direct loading infrastructure for barges, seagoing vessels and trucks
A dedicated pipeline also delivers marine fuels to hydrants at the cruise ships terminal, where international cruise lines including Carnival and Norwegian obtain their bunker supplies
Projected Revenue and EBITDA
$28.1 $30.0 $30.6 $31.2 $31.8 $32.4
$20.3 $22.1 $22.5 $23.0 $23.5 $23.9
2016E 2017E 2018E 2019E 2020E 2021E
Revenue EBITDA
Map of Operations
Florida Terminal
Complex (SC)
Key Statistics
Capacity 2.8 MMBbl
Number of Tanks 24
Number of Jetties 2
Maximum Draft 39 feet
Product Scope
Petroleum Products: Gasoline, Jet Fuel, Kerosene, Naphtha, Gasoil, Diesel, Fuel Oil and Butane
Chemicals: Alcohols (Ethanol)
Biodiesels: Methylesters
Source: VTTI management
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
VTTI Operating Projections - SC ($ in millions, except per unit amounts)
The following sets forth the operating projections at SC as provided by VTTI management:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Shell Capacity Sold
Contracted Storage (‘000 m3) 453.5 453.5 113.4 -- --
Non-Contracted Storage (‘000 m3) -- -- 340.2 453.5 453.5
Total Shell Capacity Sold (‘000 m3) 453.5 453.5 453.5 453.5 453.5
Total Revenue
Contracted Storage $24.3 $24.7 $6.3 $-- $--
Non-Contracted Storage -- -- 18.9 25.7 26.3
Total Storage Revenue $24.3 $24.7 $25.2 $25.7 $26.3
Weighted Average Rate ($/m3 /month)
Contracted + Non-Contracted $4.46 $4.55 $4.64 $4.73 $4.82
Contracted 4.46 4.55 4.64 N/A N/A
Non-Contracted N/A N/A 4.64 4.73 4.82
Contracted Throughput Revenue $1.4 $1.5 $0.4 $-- $--
Non-Contracted Throughput Revenue -- -- 1.1 1.5 1.6
Other Income 4.3 4.3 4.4 4.5 4.6
Total Revenue $30.0 $30.6 $31.2 $31.8 $32.4
Less: Operating Expenses (7.8) (8.0) (8.2) (8.3) (8.5)
Asset EBITDA $22.1 $22.5 $23.0 $23.5 $23.9
Storage Revenue by Customer
Vitol $24.3 $24.7 $25.2 $25.7 $26.3
Total Storage Revenue $24.3 $24.7 $25.2 $25.7 $26.3
Weighted Average Rate by Customer ($/m3 /month)
Vitol $4.46 $4.55 $4.64 $4.73 $4.82
Total Weighted Average Storage Rate $4.46 $4.55 $4.64 $4.73 $4.82
Source: VTTI management
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Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
Summary VTTI Operating Projections - Management Case ($ in millions)
The following sets forth the VTTI Operating Projections - Management Case as provided by VTTI management:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E CAGR 2017E - 2021E
Distributable Cash Flow
Asset EBITDA (Including Forex Hedging)1 $214.5 $217.1 $217.6 $219.1 $220.4 0.7%
Less: Corporate Overhead (Management Fee to VTTI B.V.) (9.0) (9.1) (9.3) (9.4) (9.5)
Adjusted EBITDA $205.5 $208.0 $208.4 $209.7 $210.8 0.6%
Less: Maintenance Capital Expenditures1 ($26.5) ($27.2) ($28.0) ($28.8) ($29.7)
Less: Cash Taxes1 (5.5) (10.0) (12.7) (15.6) (20.4)
Less: Cash Interest (26.1) (25.6) (23.1) (23.6) (24.6)
Operating Cash Flow $147.5 $145.1 $144.6 $141.7 $136.1
Less: Distributable Cash Flow Allocable to VTTI (75.2) (74.0) (73.8) (72.3) (69.4) (2.0%)
Distributable Cash Flow $72.3 $71.1 $70.9 $69.4 $66.7 (2.0%)
Distributions to Sponsor $72.3 $71.1 $70.9 $69.4 $66.7 (2.0%)
Total Coverage 1.00x 1.00x 1.00x 1.00x 1.00x
Distributed Cash Flow Surplus / (Shortfall) $-- $-- $-- $-- $--
Source: VTTI management
1. Reflects 90.0% interest in ETT and FTL
Evercore
vtti energy partners

Preliminary Draft - Confidential
VTTI Operating Asset Overview and Projections
Summary VTTI Operating Projections - Management Case (cont’d) ($ in millions)
The following sets forth the funding assumptions utilized in the VTTI Operating Projections - Management Case and VTTI Operating’s resulting capital structure:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Sources
Operating Cash Flow $147.5 $145.1 $144.6 $141.7 $136.1
Debt Issuance 29.0 5.5 5.6 -- --
Cash on Hand Utilized -- -- -- -- --
Total Sources $176.5 $150.6 $150.2 $141.7 $136.1
Uses
Cash Flow Made Available to the MLP $75.2 $74.0 $73.8 $72.3 $69.4
Distributions to the Sponsor 72.3 71.1 70.9 69.4 66.7
Growth Capital Expenditures 29.0 5.5 5.6 -- --
Cash Build -- -- -- -- --
Total Uses $176.5 $150.6 $150.2 $141.7 $136.1
Capital Structure
Cash $13.2 $13.2 $13.2 $13.2 $13.2
Debt 588.1 598.5 610.7 617.8 625.0
Net Debt $574.9 $585.3 $597.5 $604.6 $611.8
Credit Statistics
Debt / Adjusted EBITDA 2.9x 2.9x 2.9x 2.9x 3.0x
Net Debt / Adjusted EBITDA 2.8 2.8 2.9 2.9 2.9
Source: VTTI management
Evercore
vtti energy partners

Preliminary Draft – Confidential
VTTI Operating Asset Overview and Projections
Assumptions for the VTTI Operating Projections – Sensitivity Case I and Sensitivity Case II
In addition to the Management Case, Evercore also analyzed two additional scenarios as outlined below
The VTTI Operating Projections – Sensitivity Case I, which assumes an increase in non-contracted rates of 10.0%
The VTTI Operating Projections – Sensitivity Case II, which assumes a decrease in non-contracted rates of 10.0%
VTTI management’s view is that an increase or decrease in weighted-average non-contracted rates exceeding 10.0% over the next five years is not likely
The following sets forth VTTI management projections at various model dates for non-contracted rates:
Estimated Weighted-Average Non-Contracted Rates ($/m3/month)1
Project Velocity2 Velocity II Velocity III Terminal Velocity
Model Date Apr-15 Jul-16 Nov-16 Mar-17
Amsterdam (ETA) $2.82 $2.76 $2.76 $3.26
Rotterdam (ETT) 4.11 3.98 3.98 4.23
Antwerp (ATPC) 2.93 3.69 3.69 3.53
Fujairah (FTL) 3.50 3.86 3.86 3.95
Johor (ATB 1) 4.13 4.45 4.45 4.46
Florida (SC) 3.20 4.33 4.33 4.46
% Change % Change % Change
Amsterdam (ETA) (1.9%) 0.0% 18.1%3
Rotterdam (ETT) (3.1%) 0.0% 6.4%
Antwerp (ATPC) 26.1% 40.0% (4.6%)
Fujairah (FTL) 10.1% 0.0% 2.4%
Johor (ATB 1) 7.7% 0.0% 0.2%
Florida (SC) 35.2% 50.0% 2.9%
Source: VTTI management
1. Excludes effects of inflation indexation; Euro-denominated rates converted at 1.069x USD/EUR exchange rate as of April 21, 2017
2. Foreign exchange corrections estimated with guidance from VTTI management
3. Increase in estimated rates at ETA attributable to renewal of an AIC contract that accounts for 36.9% of ETA’s storage capacity
4. Increase in estimated rates at ATPC attributable to major refurbishments and overhauls conducted in 2014 and 2015
5. Increase in estimated rates at SC attributable to shift in a large Vitol customer’s local business model
Evercore
vtti energy partners

Preliminary Draft – Confidential
VTTI Operating Asset Overview and Projections
Summary VTTI Operating Projections – Sensitivity Case I
($ in millions)
The following sets forth the VTTI Operating Projections – Sensitivity Case I, which assumes an increase in non-contracted rates of 10.0%:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E CAGR 2017E - 2021E
Distributable Cash Flow
Asset EBITDA (Including Forex Hedging)1 $215.8 $219.8 $232.7 $246.2 $248.1 3.6%
Less: Corporate Overhead (Management Fee to VTTI B.V.) (9.0) (9.1) (9.3) (9.4) (9.5)
Adjusted EBITDA $206.8 $210.7 $223.4 $236.8 $238.6 3.6%
Less: Maintenance Capital Expenditures1 ($26.5) ($27.2) ($28.0) ($28.8) ($29.7)
Less: Cash Taxes1 (5.6) (10.5)(14.9)(19.3)(24.3)
Less: Cash Interest (26.1) (25.6)(23.1)(23.6)(24.6)
Operating Cash Flow $148.5 $147.4$157.5$165.1$159.9
Less: Distributable Cash Flow Allocable to VTTI (75.7) (75.2) (80.3) (84.2) (81.5) 1.9%
Distributable Cash Flow $72.8 $72.2 $77.2 $80.9 $78.3 1.9%
Distributions to Sponsor $72.8 $72.2 $77.2 $80.9 $78.3 1.9%
Total Coverage 1.00x 1.00x 1.00x 1.00x 1.00x
Distributed Cash Flow Surplus / (Shortfall) $— $—$—$—$—
Source: VTTI management
1. Reflects 90.0% interest in ETT and FTL
Evercore
vtti energy partners

Preliminary Draft – Confidential
VTTI Operating Asset Overview and Projections
Summary VTTI Operating Projections – Sensitivity Case I (cont’d)
($ in millions)
The following sets forth the funding assumptions utilized in the VTTI Operating Projections – Sensitivity Case I and VTTI Operating’s resulting capital structure:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Sources
Operating Cash Flow $148.5 $147.4 $157.5 $165.1 $159.9
Debt Issuance 29.0 5.5 5.6 — —
Cash on Hand Utilized — — — — —
Total Sources $177.5 $152.9 $163.1 $165.1 $159.9
Uses
Cash Flow Made Available to the MLP $75.7 $75.2 $80.3 $84.2 $81.5
Distributions to the Sponsor 72.8 72.2 77.2 80.9 78.3
Growth Capital Expenditures 29.0 5.5 5.6 — —
Cash Build — — — — —
Total Uses $177.5 $152.9 $163.1 $165.1 $159.9
Capital Structure
Cash $13.2 $13.2 $13.2 $13.2 $13.2
Debt 588.1 598.5 610.7 617.8 625.0
Net Debt $574.9 $585.3 $597.5 $604.6 $611.8
Credit Statistics
Debt / Adjusted EBITDA 2.8x 2.8x 2.7x 2.6x 2.6x
Net Debt / Adjusted EBITDA 2.8 2.8 2.7 2.6 2.6
Source: VTTI management
Evercore
vtti energy partners

Preliminary Draft – Confidential
VTTI Operating Asset Overview and Projections
Summary VTTI Operating Projections – Sensitivity Case II
($ in millions)
The following sets forth the VTTI Operating Projections – Sensitivity Case II, which assumes a decrease in non-contracted rates of 10.0%:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E CAGR 2017E - 2021E
Distributable Cash Flow
Asset EBITDA (Including Forex Hedging)1 $213.3 $214.3 $202.5 $192.1 $192.6 (2.5%)
Less: Corporate Overhead (Management Fee to VTTI B.V.) (9.0) (9.1) (9.3) (9.4) (9.5)
Adjusted EBITDA $204.3 $205.2 $193.3 $182.7 $183.1 (2.7%)
Less: Maintenance Capital Expenditures1 ($26.5) ($27.2) ($28.0) ($28.8) ($29.7)
Less: Cash Taxes1 (5.3) (9.6) (10.5) (11.8) (16.5)
Less: Cash Interest (26.1) (25.7) (23.2) (24.1) (25.2)
Operating Cash Flow $146.4 $142.7 $131.6 $118.0 $111.7
Less: Distributable Cash Flow Allocable to VTTI (74.7) (72.8) (67.1) (60.2) (56.9) (6.5%)
Distributable Cash Flow $71.7 $69.9 $64.5 $57.8 $54.7 (6.5%)
Distributions to Sponsor $71.7 $69.9 $64.5 $57.8 $54.7 (6.5%)
Total Coverage 1.00x 1.00x 1.00x 1.00x 1.00x
Distributed Cash Flow Surplus / (Shortfall) $— $— $— $— $—
Source: VTTI management
1. Reflects 90.0% interest in ETT and FTL
Evercore
vtti energy partners

Preliminary Draft – Confidential
VTTI Operating Asset Overview and Projections
Summary VTTI Operating Projections – Sensitivity Case II (cont’d)
($ in millions)
The following sets forth the funding assumptions utilized in the VTTI Operating Projections – Sensitivity Case II and VTTI Operating’s resulting capital structure:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Sources
Operating Cash Flow $146.4 $142.7 $131.6 $118.0 $111.7
Debt Issuance 29.0 5.5 5.6 — —
Cash on Hand Utilized — — — — —
Total Sources $175.4 $148.2 $137.2 $118.0 $111.7
Uses
Cash Flow Made Available to the MLP $74.7 $72.8 $67.1 $60.2 $56.9
Distributions to the Sponsor 71.7 69.9 64.5 57.8 54.7
Growth Capital Expenditures 29.0 5.5 5.6 — —
Cash Build — — — — —
Total Uses $175.4 $148.2 $137.2 $118.0 $111.7
Capital Structure
Cash $13.2 $13.2 $13.2 $13.2 $13.2
Debt 588.1 598.5 610.7 617.8 624.9
Net Debt $574.9 $585.3 $597.5 $604.6 $611.7
Credit Statistics
Debt / Adjusted EBITDA 2.9x 2.9x 3.2x 3.4x 3.4x
Net Debt / Adjusted EBITDA 2.8 2.9 3.1 3.3 3.3
Source: VTTI management
Evercore
vtti energy partners

Preliminary Draft – Confidential
IV. VTTI Financial Projections
Evercore

Preliminary Draft – Confidential
VTTI Financial Projections
Assumptions for the VTTI Financial Projections – Management Case
($ in millions)
Evercore reviewed standalone financial projections for the VTTI as provided by VTTI management (the “VTTI Financial Projections – Management Case”)
The VTTI Financial Projections – Management Case include the following EBITDA, cash interest, cash taxes, maintenance capital expenditures, growth capital expenditures and debt balances as provided by VTTI management:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Asset EBITDA (Including Forex Hedging) $109.4 $110.7 $111.0 $111.8 $112.4
Less: Corporate Overhead (Management Fee to VTTI B.V.) (4.6) (4.6) (4.7) (4.8) (4.9)
Less: Public Partnership Expenses (6.9) (7.0) (7.1) (7.2) (7.3)
Adjusted EBITDA $97.9 $99.0 $99.1 $99.7 $100.2
Cash Interest ($16.8) ($17.0) ($15.9) ($16.4) ($17.0)
Cash Taxes (2.8) (5.1) (6.5) (7.9) (10.4)
Maintenance Capital Expenditures (13.5) (13.9) (14.3) (14.7) (15.2)
Growth Capital Expenditures (14.8) (2.8) (2.9) — —
Starting Balance – Intercompany Loan to VTTI $75.0 $75.0 $75.0 $75.0 $75.0
Issuance / (Repayment) of Intercompany Loan to VTTI — — — — —
Ending Balance – Intercompany Loan to VTTI $75.0 $75.0 $75.0 $75.0 $75.0
Starting Balance – VTTI Operating Debt Allocable to VTTI $284.0 $300.0 $305.3 $311.5 $315.1
Debt Issuance at VTTI Operating Allocable to VTTI 14.8 2.8 2.9 — —
Foreign Exchange Impacts at VTTI Operating Allocable to VTTI 1.1 2.5 3.4 3.6 3.6
Ending Balance – VTTI Operating Debt Allocable to VTTI $300.0 $305.3 $311.5 $315.1 $318.7
Growth capital expenditures financed with VTTI Operating’s Revolving Credit Facility
Assumes the current run-rate distribution of $1.3440 per unit throughout the projection period
Source: VTTI management
Evercore
vtti energy partners

Preliminary Draft – Confidential
VTTI Financial Projections
VTTI Financial Projections – Management Case
($ in millions, except per unit amounts)
The following sets forth the VTTI Operating Projections – Management Case as provided by VTTI management:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E CAGR 2017E - 2021E
Asset EBITDA (Including Forex Hedging) $109.4 $110.7 $111.0 $111.8 $112.4 0.7%
Less: Corporate Overhead (Management Fee to VTTI B.V.) (4.6) (4.6) (4.7) (4.8) (4.9)
Less: Public Partnership Expenses (6.9) (7.0) (7.1) (7.2) (7.3)
Adjusted EBITDA $97.9 $99.0 $99.1 $99.7 $100.2 0.6%
Less: Maintenance Capital Expenditures ($13.5) ($13.9) ($14.3) ($14.7) ($15.2)
Less: Cash Taxes (2.8) (5.1) (6.5) (7.9) (10.4)
Less: VTTI Operating Cash Interest (13.3) (13.1) (11.8) (12.0) (12.6)
Less: VTTI Cash Interest (3.5) (3.9) (4.2) (4.3) (4.4)
Distributable Cash Flow $64.7 $63.0 $62.5 $60.7 $57.6 (2.9%)
Distributable Cash Flow
Common Units (Public) $33.0 $32.3 $32.1 $31.3 $29.9
Common Units (Parent)1.8 1.7 1.7 1.7 1.6
Subordinated Units (Parent) 27.3 26.8 26.6 25.9 24.8
GP/IDRs 2.7 2.2 2.1 1.8 1.3
Total Distributable Cash Flow $64.7 $63.0 $62.5 $60.7 $57.6 (2.9%)
Distributed Cash Flow
Common Units (Public) $32.7 $32.7 $32.7 $32.7 $32.7
Common Units (Parent) 1.7 1.7 1.7 1.7 1.7
Subordinated Units (Parent) 27.0 27.0 27.0 27.0 27.0
GP/IDRs 2.5 2.5 2.5 2.5 2.5
Total Distributed Cash Flow $63.9 $63.9 $63.9 $63.9 $63.9 0.0%
GP IDR Tier 25.0% 25.0% 25.0% 25.0% 25.0%
% to GP/IDRs 3.8% 3.8% 3.8% 3.8% 3.8%
Weighted Average LP Units Outstanding 45.7 45.7 45.7 45.7 45.7
DCF / LP Unit $1.36 $1.33 $1.32 $1.29 $1.23 (2.4%)
Distribution / LP Unit 1.34 1.34 1.34 1.34 1.34 0.0%
LP Coverage 1.01x 0.99x 0.98x 0.96x 0.92x
Total Coverage 1.01 0.99 0.98 0.95 0.90
Distributable Cash Flow Surplus / (Shortfall) $0.8 ($0.9) ($1.4) ($3.2) ($6.3)
Source: VTTI management
Evercore
vtti energy partners

Preliminary Draft – Confidential
VTTI Financial Projections
VTTI Financial Projections – Management Case (cont’d)
($ in millions)
The following sets forth the funding assumptions utilized in the VTTI Financial Projections – Management Case and VTTI’s resulting capital structure:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Sources
DCF Surplus $0.8 $— $— $— $—
Debt Issuance 14.8 2.8 2.9 — —
Cash on Hand Utilized — 0.9 1.4 3.2 6.3
Total Sources $15.6 $3.7 $4.3 $3.2 $6.3
Uses
DCF Shortfall $0.0 $0.9 $1.4 $3.2 $6.3
Growth Capital Expenditures 14.8 2.8 2.9 — —
Cash Build 0.8 — — — —
Total Uses $15.6 $3.7 $4.3 $3.2 $6.3
Capital Structure
Cash - VTTI $12.4 $11.6 $10.1 $6.9 $0.6
Debt - VTTI 75.0 75.0 75.0 75.0 75.0
Net Debt - VTTI $62.6 $63.4 $64.9 $68.1 $74.4
Cash - Pro Rata $19.1 $18.3 $16.8 $13.7 $7.4
Debt - Pro Rata1 375.0 380.3 386.5 390.1 393.7
Net Debt - Pro Rata $355.8 $362.0 $369.6 $376.4 $386.4
Cash - Consolidated $24.8 $25.6 $24.8 $23.3 $20.1
Debt - Consolidated1 663.1 673.5 685.7 692.8 700.0
Net Debt - Consolidated $638.3 $647.9 $661.0 $669.5 $679.8
Credit Statistics
Debt / Adjusted EBITDA - Pro Rata 3.8x 3.8x 3.9x 3.9x 3.9x
Net Debt / Adjusted EBITDA - Pro Rata 3.6 3.7 3.7 3.8 3.9
Debt / Adjusted EBITDA - Consolidated 3.2x 3.2x 3.3x 3.3x 3.3x
Net Debt / Adjusted EBITDA - Consolidated 3.1 3.1 3.2 3.2 3.2
Source: VTTI management
1. Includes impact of foreign exchange on debt balances as provided by VTTI management
Evercore
vtti energy partners

Preliminary Draft – Confidential
VTTI Financial Projections
Assumptions for the VTTI Financial Projections – Sensitivity Case I and Sensitivity Case II
In addition to the Management Case, Evercore also analyzed two additional scenarios as outlined below
The VTTI Financial Projections – Sensitivity Case I assume the following:
The VTTI Operating Projections – Sensitivity Case I, which assumes an increase in non-contracted rates of 10.0%
Growth capital expenditures financed with VTTI Operating’s Revolving Credit Facility
Assumes increases to distributions to maintain total coverage of 1.10x and no decreases to distributions per unit
The VTTI Financial Projections – Sensitivity Case II assume the following:
The VTTI Operating Projections – Sensitivity Case II, which assumes a decrease in non-contracted rates of 10.0%
Growth capital expenditures financed with VTTI Operating’s Revolving Credit Facility
Allows distributions to decrease to maintain total coverage of 1.00x but does not decrease distributions below annualized minimum quarterly distribution of $1.05 per unit
Evercore
vtti energy partners

Preliminary Draft – Confidential
VTTI Financial Projections
VTTI Financial Projections – Sensitivity Case I
($ in millions, except per unit amounts)
The following sets forth the VTTI Financial Projections – Sensitivity Case I:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E CAGR 2017E - 2021E
Asset EBITDA (Including Forex Hedging) $110.0 $112.1 $118.7 $125.5 $126.5 3.6%
Less: Corporate Overhead (Management Fee to VTTI B.V.) (4.6) (4.6) (4.7) (4.8) (4.9)
Less: Public Partnership Expenses (6.9) (7.0) (7.1) (7.2) (7.3)
Adjusted EBITDA $98.5 $100.4 $106.8 $113.5 $114.3 3.8%
Less: Maintenance Capital Expenditures ($13.5) ($13.9) ($14.3) ($14.7) ($15.2)
Less: Cash Taxes (2.9) (5.4) (7.6) (9.8) (12.4)
Less: VTTI Operating Cash Interest (13.3) (13.1) (11.8) (12.0) (12.6)
Less: VTTI Cash Interest (3.5) (3.9) (4.2) (4.3) (4.4)
Distributable Cash Flow $65.3 $64.2 $69.0 $72.6 $69.8 1.7%
Distributable Cash Flow
Common Units (Public) $33.2 $32.8 $34.7 $36.1 $35.0
Common Units (Parent) 1.8 1.7 1.8 1.9 1.9
Subordinated Units (Parent) 27.5 27.1 28.7 29.9 29.0
GP/IDRs 2.8 2.5 3.7 4.6 3.9
Total Distributable Cash Flow $65.3 $64.2 $69.0 $72.6 $69.8 1.7%
Distributed Cash Flow
Common Units (Public) $32.7 $32.7 $32.7 $33.5 $33.5
Common Units (Parent) 1.7 1.7 1.7 1.8 1.8
Subordinated Units (Parent) 27.0 27.0 27.0 27.7 27.7
GP/IDRs 2.5 2.5 2.5 3.0 3.0
Total Distributed Cash Flow $63.9 $63.9 $63.9 $66.0 $66.0 0.8%
GP IDR Tier 25.0% 25.0% 25.0% 25.0% 25.0%
% to GP/IDRs 3.8% 3.8% 3.8% 4.5% 4.5%
Weighted Average LP Units Outstanding 45.7 45.7 45.7 45.7 45.7
DCF / LP Unit $1.37 $1.35 $1.43 $1.49 $1.44 1.3%
Distribution / LP Unit 1.34 1.34 1.34 1.38 1.38 0.6%
LP Coverage 1.02x 1.00x 1.06x 1.08x 1.04x
Total Coverage 1.02 1.00 1.08 1.10 1.06
Distributable Cash Flow Surplus / (Shortfall) $1.4 $0.3 $5.1 $6.6 $3.7
Source: VTTI management
Evercore
vtti energy partners

Preliminary Draft – Confidential
VTTI Financial Projections
VTTI Financial Projections – Sensitivity Case I (cont’d)
($ in millions)
The following sets forth the funding assumptions utilized in the VTTI Financial Projections – Sensitivity Case I and VTTI’s resulting capital structure:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Sources
DCF Surplus $1.4 $0.3 $5.1 $6.6 $3.7
Debt Issuance 14.8 2.8 2.9 — —
Cash on Hand Utilized — — — — —
Total Sources $16.1 $3.1 $8.0 $6.6 $3.7
Uses
DCF Shortfall $0.0 $0.0 $0.0 $0.0 $0.0
Growth Capital Expenditures 14.8 2.8 2.9 — —
Cash Build 1.4 0.3 5.1 6.6 3.7
Total Uses $16.1 $3.1 $8.0 $6.6 $3.7
Capital Structure
Cash - VTTI $13.0 $13.3 $8.4 $25.0 $28.7
Debt - VTTI 75.0 75.0 75.0 75.0 75.0
Net Debt - VTTI $62.0 $61.7 $56.6 $50.0 $46.3
Cash - Pro Rata $19.7 $20.0 $25.1 $31.7 $35.5
Debt - Pro Rata1 375.0 380.3 386.5 390.1 393.7
Net Debt - Pro Rata $355.3 $360.3 $361.3 $358.4 $358.3
Cash - Consolidated $24.8 $26.2 $26.5 $31.6 $38.2
Debt - Consolidated1 663.1 673.5 685.7 692.8 700.0
Net Debt - Consolidated $638.3 $647.4 $659.3 $661.2 $661.8
Credit Statistics
Debt / Adjusted EBITDA - Pro Rata 3.8x 3.8x 3.6x 3.4x 3.4x
Net Debt / Adjusted EBITDA - Pro Rata 3.6 3.6 3.4 3.2 3.1
Debt / Adjusted EBITDA - Consolidated 3.2x 3.2x 3.1x 2.9x 2.9x
Net Debt / Adjusted EBITDA - Consolidated 3.1 3.1 3.0 2.8 2.8
Source: VTTI management
1. Includes impact of foreign exchange on debt balances as provided by VTTI management
Evercore
vtti energy partners

Preliminary Draft – Confidential
VTTI Financial Projections
VTTI Financial Projections – Sensitivity Case II
($ in millions, except per unit amounts)
The following sets forth the VTTI Financial Projections – Sensitivity Case II:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E CAGR 2017E - 2021E
Asset EBITDA (Including Forex Hedging) $108.8 $109.3 $103.3 $98.0 $98.2 (2.5%)
Less: Corporate Overhead (Management Fee to VTTI B.V.) (4.6) (4.6) (4.7) (4.8) (4.9)
Less: Public Partnership Expenses (6.9) (7.0) (7.1) (7.2) (7.3)
Adjusted EBITDA $97.2 $97.6 $91.4 $86.0 $86.0 (3.0%)
Less: Maintenance Capital Expenditures ($13.5) ($13.9) ($14.3) ($14.7) ($15.2)
Less: Cash Taxes (2.7) (4.9) (5.3) (6.0) (8.4)
Less: VTTI Operating Cash Interest (13.3) (13.1) (11.8) (12.3) (12.9)
Less: VTTI Cash Interest (3.5) (3.9) (4.2) (4.3) (4.4)
Distributable Cash Flow $64.2 $61.8 $55.8 $48.6 $45.2 (8.4%)
Distributable Cash Flow
Common Units (Public) $32.8 $31.8 $29.1 $25.3 $23.5
Common Units (Parent) 1.7 1.7 1.6 1.4 1.3
Subordinated Units (Parent) 27.1 26.4 24.1 21.0 19.5
GP/IDRs 2.5 2.0 1.1 1.0 0.9
Total Distributable Cash Flow $64.2 $61.8 $55.8 $48.6 $45.2 (8.4%)
Distributed Cash Flow
Common Units (Public) $32.7 $31.8 $29.1 $25.5 $25.5
Common Units (Parent) 1.7 1.7 1.6 1.4 1.4
Subordinated Units (Parent) 27.0 26.4 24.1 21.1 21.1
GP/IDRs 2.5 2.0 1.1 1.0 1.0
Total Distributed Cash Flow $63.9 $61.8 $55.8 $49.0 $49.0 (6.4%)
GP IDR Tier 25.0% 15.0% 2.0% 2.0% 2.0%
% to GP/IDRs 3.8% 3.2% 2.0% 2.0% 2.0%
Weighted Average LP Units Outstanding 45.7 45.7 45.7 45.7 45.7
DCF / LP Unit $1.35 $1.31 $1.20 $1.04 $0.97 (8.0%)
Distribution / LP Unit 1.34 1.31 1.20 1.05 1.05 (6.0%)
LP Coverage 1.00x 1.00x 1.00x 0.99x 0.92x
Total Coverage 1.00 1.00 1.00 0.99 0.92
Distributable Cash Flow Surplus / (Shortfall) $0.3 $— $— ($0.4) ($3.8)
Source: VTTI management
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vtti energy partners

Preliminary Draft – Confidential
VTTI Financial Projections
VTTI Financial Projections – Sensitivity Case II (cont’d)
($ in millions)
The following sets forth the funding assumptions utilized in the VTTI Financial Projections – Sensitivity Case II and VTTI’s resulting capital structure:
For the Years Ending December 31,
2017E 2018E 2019E 2020E 2021E
Sources
DCF Surplus $0.3 $— $— $— $—
Debt Issuance 14.8 2.8 2.9 — —
Cash on Hand Utilized — — — 0.4 3.8
Total Sources $15.1 $2.8 $2.9 $0.4 $3.8
Uses
DCF Shortfall $0.0 $0.0 $0.0 $0.4 $3.8
Growth Capital Expenditures 14.8 2.8 2.9 — —
Cash Build 0.3 — — — —
Total Uses $15.1 $2.8 $2.9 $0.4 $3.8
Capital Structure
Cash - VTTI $11.9 $11.9 $11.9 $11.5 $7.7
Debt - VTTI 75.0 75.0 75.0 75.0 75.0
Net Debt - VTTI $63.1 $63.1 $63.1 $63.5 $67.3
Cash - Pro Rata $18.6 $18.6 $18.6 $18.3 $14.4
Debt - Pro Rata1 375.0 380.3 386.5 390.1 393.7
Net Debt - Pro Rata $356.3 $361.6 $367.9 $371.8 $379.3
Cash - Consolidated $24.8 $25.1 $25.1 $25.1 $24.7
Debt - Consolidated1 663.1 673.5 685.7 692.8 699.9
Net Debt - Consolidated $638.3 $648.5 $660.6 $667.7 $675.2
Credit Statistics
Debt / Adjusted EBITDA - Pro Rata 3.9x 3.9x 4.2x 4.5x 4.6x
Net Debt / Adjusted EBITDA - Pro Rata 3.7 3.7 4.0 4.3 4.4
Debt / Adjusted EBITDA - Consolidated 3.2x 3.3x 3.5x 3.8x 3.8x
Net Debt / Adjusted EBITDA - Consolidated 3.1 3.2 3.4 3.7 3.7
Source: VTTI management
1. Includes impact of foreign exchange on debt balances as provided by VTTI management
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vtti energy partners

Preliminary Draft – Confidential
V. Preliminary VTTI Valuation Analysis
Evercore

Preliminary Draft – Confidential
Preliminary VTTI Valuation Analysis
Valuation Methodologies
Evercore utilized the following methodologies to analyze the value of VTTI’s common units
Methodology Description Metrics/Assumptions
Discounted Cash Flow Analysis
Values VTTI common units based on the concept of the time value of money
Utilizing the VTTI Financial Projections and the two sensitivity cases as previously reviewed herein, Evercore:
– Utilized varying weighted average cost of capital (“WACC”) discount rates and applied various perpetuity growth rates to derive after-tax valuation ranges for VTTI
– Calculated terminal values based on a range of multiples of EBITDA as well as assumed perpetuity growth rates
Discounted the projected cash flows to the assumed June 30, 2017 effective date
EBITDA exit multiple of 9.5x to 10.5x (consistent with crude oil and refined products MLP valuations)
Perpetuity growth rate of 1.5% to 2.5%
WACC of 8.5% to 9.5% based on capital asset pricing model (“CAPM”) for crude oil and refined products master limited partnerships (“MLPs”)
Tax depreciation and cash taxes as provided by VTTI management
For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures
Discounted Distribution Analysis
Values VTTI common units based on the present value of the future cash distributions to VTTI unitholders
Projected distributions based on current VTTI run-rate distributions and, for the two sensitivity cases, certain target levels of total coverage
Terminal yield range of 6.0% to 8.0% based on past 52 weeks of trading
Cost of equity of 10.5% to 11.5% based on CAPM and cost of equity of 12.5% to 13.5% based on total expected market return for similar MLPs
Precedent M&A Transaction Analysis
Values VTTI common units based on multiples of transaction value to EBITDA and transaction value to capacity in historical transactions involving crude oil and refined products terminals
Enterprise value / current year EBITDA multiples applied to 2017E EBITDA
The resulting values discounted at a 9.0% WACC to the assumed June 30, 2017 effective date
Growth capital expenditures are discounted at the 9.0% WACC
Peer Group Trading Analysis
Values VTTI common units based on current market enterprise value multiples of relevant EBITDA of selected comparable crude oil and refined products MLPs
Enterprise value / EBITDA multiples applied to 2017E EBITDA and 2018E EBITDA
MLP Buy-In and Merger Premiums Paid Analysis
Values VTTI common units based on historical premiums paid in (i) MLP buy-ins and (ii) MLP mergers since 2011
Median 1-Day, 5-Day and 30-Day premiums paid applied to relevant unit prices

Preliminary Draft – Confidential
Preliminary VTTI Valuation Analysis
Summary Valuation Results
Discounted Cash Flow Analysis Discounted Distributions Analysis Precedent M&A Transaction Analysis1 Peer Group Trading Analysis MLP Premiums Paid Analysis
CAPM Total Return
Management Case Sensitivity Case I Sensitivity Case II Management Case Sensitivity Case I Sensitivity Case II Management Case Sensitivity Case I Sensitivity Case II Management Case Sensitivity Case I Sensitivity Case II Management Case Sensitivity Case I Sensitivity Case II MLP Buy-Ins All Transactions
$30.00 $25.00 $20.00 $15.00 $10.00 $5.00 $0.00
Management Case Sensitivity Case I Sensitivity Case II
Proposed Consideration $19.30 per Unit
$21.28 $21.16 $19.28 $18.87 $15.37 $10.43 $18.66 $12.92 $12.15 $8.00 $19.16 $15.07 $19.57 $15.38 $15.46 $12.27
$17.87 $14.10 $18.26 $14.39 $14.45 $11.50 $15.37 $12.37 $8.39 $15.52 $12.51 $8.50 $15.21 $12.24 $8.28 $15.48 $11.54
$15.64 $11.82 $15.33 $11.27
8.5%-9.5% WACC 6.0%-8.0% Terminal Yield 2017E EBITDA Median 1-Day Premium
2021E EBITDA 10.5%-11.5% 12.5%-13.5% 2017E EBITDA at 9.5x - 11.0x 15.2% 15.0%
Exit Multiple of Equity Cost of Capital Equity Cost of Capital at 8.0x - 10.0x EBITDA Multiple Median 5-Day Premium
9.5x - 10.5x Based on Based on EBITDA Multiple 2018E EBITDA 14.4% 13.8%
Perpetuity Growth Rate of Capital Asset Total Expected at 9.0x - 10.5x Median 30-day Premium
1.5% - 2.5% Pricing Model Market Return EBITDA Multiple 13.1% 10.7%
1. Dashed orange line reflects 11.5x multiple which reflects the Buckeye / VTTI B.V. October 24, 2016 transaction; however, that transaction included the GP, control and expected growth in the underlying business, which the Proposed Transaction does not
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Preliminary Draft – Confidential
Preliminary VTTI Valuation Analysis
Discounted Cash Flow Analysis – Assumptions
Evercore utilized the following assumptions for analyzing VTTI’s discounted cash flows:
Discounted the projected cash flows to the June 30, 2017 effective date
EBITDA exit multiple of 9.5x to 10.5x (consistent with crude oil and refined products MLP valuations)
Perpetuity growth rate of 1.5% to 2.5%
WACC of 8.5% to 9.5% based on CAPM for crude oil and refined products MLPs
Tax depreciation and cash taxes as provided by VTTI management
For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures
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vtti energy partners

Preliminary Draft – Confidential Preliminary VTTI Valuation Analysis Discounted Cash Flow Analysis – Management Case ($ in millions, except per unit amounts) For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA Perpetuity 2017E 2018E 2019E 2020E 2021E Exit Multiple Growth Rate Adjusted EBITDA $48.9 $99.0 $99.1 $99.7 $100.2 $100.2 $100.2 Less: Tax Depreciation and Amortization (30.1) (59.4) (51.9) (52.7) (54.5) (15.2) EBIT $18.9 $39.7 $47.3 $47.1 $45.7 $85.0 EBIAT $17.5 $34.5 $40.8 $39.1 $35.3 $66.7 Less: Maintenance Capital Expenditures (6.8) (13.9) (14.3) (14.7) (15.2) (15.2) Less: Growth Capital Expenditures (7.4) (2.8) (2.9) —   —   —   Unlevered Free Cash Flow $33.4 $77.2 $75.5 $77.1 $74.6 $66.7 EBITDA Multiple / Perpetuity Growth Rate 10.0x 2.0% Terminal Value $1,001.9 —   $971.6 PV of Terminal Value @ 9.0% $679.8 —   $659.3 Plus: PV of Unlevered Free Cash Flow @ 9.0% 279.5 Implied Enterprise Value $959.3 —   $938.8 Less: Estimated Pro Rata Net Debt on June 30, 2017 (348.2) Implied Equity Value $611.0 —   $590.5 Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0 Implied Unit Price $12.99 —   $12.55 EBITDA Exit Multiple Sensitivities EBITDA Multiple 9.0x 9.5x 10.0x 10.5x 11.0x 8.0% $12.21 $12.97 $13.72 $14.47 $15.23 8.5% 11.87 12.61 13.35 14.09 14.83 WACC 9.0% 11.54 12.27 12.99 13.71 14.43 9.5% 11.22 11.93 12.64 13.34 14.05 10.0% 10.91 11.60 12.29 12.99 13.68 Perpetuity Growth Rate Sensitivities Perpetuity Growth Rate 1.0% 1.5% 2.0% 2.5% 3.0% 8.0% $13.12 $14.31 $15.70 $17.34 $19.31 8.5% 11.82 12.83 14.01 15.37 16.99 WACC 9.0% 10.68 11.55 12.55 13.70 15.05 9.5% 9.68 10.43 11.29 12.28 13.41 10.0% 8.78 9.45 10.19 11.04 12.01 Evercore vtti energy partners 50

Preliminary Draft – Confidential Preliminary VTTI Valuation Analysis Discounted Cash Flow Analysis – Sensitivity Case I ($ in millions, except per unit amounts) For the Six Months Ending December 31, For the Years Ending December 31, Terminal Value 2017E 2018E 2019E 2020E 2021E EBITDA Exit Multiple Perpetuity Growth Rate Adjusted EBITDA $49.3 $100.4 $106.8 $113.5 $114.3 $114.3 $114.3 Less: Tax Depreciation and Amortization (30.1) (59.4) (51.9) (52.7) (54.5) (15.2) EBIT $19.2 $41.1 $55.0 $60.9 $59.9 $99.2 Less: Cash Taxes (1.4) (5.4) (7.6) (9.8) (12.4) (21.6) EBIAT $17.8 $35.7 $47.4 $51.0 $47.5 $77.6 Plus: Tax Depreciation and Amortization 30.1 59.4 51.9 52.7 54.5 15.2 Less: Maintenance Capital Expenditures (6.8) (13.9) (14.3) (14.7) (15.2) (15.2) Less: Growth Capital Expenditures (7.4) (2.8) (2.9) —   —   —   Unlevered Free Cash Flow $33.7 $78.4 $82.1 $89.0 $86.8 $77.6 EBITDA Multiple / Perpetuity Growth Rate 10.0x 2.0% Terminal Value $1,143.3 —   $1,130.8 PV of Terminal Value @ 9.0% $775.8 —   $767.3 Plus: PV of Unlevered Free Cash Flow @ 9.0% 304.1 Implied Enterprise Value $1,079.9 —   $1,071.4 Less: Estimated Pro Rata Net Debt on June 30, 2017 (348.0) Implied Equity Value $731.9 —   $723.4 Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0 Implied Unit Price $15.56 —   $15.38 EBITDA Exit Multiple Sensitivities EBITDA Multiple 9.0x 9.5x 10.0x 10.5x 11.0x 8.0% $14.67 $15.53 $16.39 $17.25 $18.11 8.5% 14.29 15.13 15.97 16.81 17.65 WACC 9.0% 13.91 14.73 15.56 16.38 17.21 9.5% 13.54 14.35 15.16 15.97 16.77 10.0% 13.18 13.98 14.77 15.56 16.35 Perpetuity Growth Rate Sensitivities Perpetuity Growth Rate 1.0% 1.5% 2.0% 2.5% 3.0% 8.0% $16.04 $17.42 $19.04 $20.94 $23.24 8.5% 14.52 15.70 17.07 18.66 20.53 WACC 9.0% 13.20 14.22 15.38 16.72 18.28 9.5% 12.03 12.92 13.92 15.06 16.38 10.0% 11.00 11.77 12.64 13.62 14.75 Evercore vtti energy partners 51

Preliminary Draft – Confidential Preliminary VTTI Valuation Analysis Discounted Cash Flow Analysis – Sensitivity Case II ($ in millions, except per unit amounts) For the Six Months Ending December 31, For the Years Ending December 31, Terminal Value 2017E 2018E 2019E 2020E 2021E EBITDA Exit Multiple Perpetuity Growth Rate Adjusted EBITDA $48.6 $97.6 $91.4 $86.0 $86.0 $86.0 $86.0 Less: Tax Depreciation and Amortization (30.1) (59.4) (51.9) (52.7) (54.5) (15.2) EBIT $18.6 $38.3 $39.6 $33.3 $31.6 $70.9 Less: Cash Taxes (1.3) (4.9) (5.3) (6.0) (8.4) (14.9) EBIAT $17.2 $33.4 $34.3 $27.3 $23.1 $56.0 Plus: Tax Depreciation and Amortization 30.1 59.4 51.9 52.7 54.5 15.2 Less: Maintenance Capital Expenditures (6.8) (13.9) (14.3) (14.7) (15.2) (15.2) Less: Growth Capital Expenditures (7.4) (2.8) (2.9) —   —   —   Unlevered Free Cash Flow $33.1 $76.1 $69.0 $65.2 $62.5 $56.0 EBITDA Multiple / Perpetuity Growth Rate 10.0x 2.0% Terminal Value $860.4 —   $816.0 PV of Terminal Value @ 9.0% $583.9 —   $553.7 Plus: PV of Unlevered Free Cash Flow @ 9.0% 254.9 Implied Enterprise Value $838.7 —   $808.6 Less: Estimated Pro Rata Net Debt on June 30, 2017 (348.5) Implied Equity Value $490.2 —   $460.1 Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0 Implied Unit Price $10.42 —   $9.78 EBITDA Exit Multiple Sensitivities EBITDA Multiple 9.0x 9.5x 10.0x 10.5x 11.0x 8.0% $9.76 $10.40 $11.05 $11.70 $12.34 8.5% 9.46 10.10 10.73 11.36 12.00 WACC 9.0% 9.18 9.80 10.42 11.04 11.66 9.5% 8.90 9.51 10.12 10.72 11.33 10.0% 8.63 9.23 9.82 10.42 11.01 Perpetuity Growth Rate Sensitivities Perpetuity Growth Rate 1.0% 1.5% 2.0% 2.5% 3.0% 8.0% $10.26 $11.26 $12.43 $13.80 $15.46 8.5% 9.17 10.02 11.00 12.15 13.50 WACC 9.0% 8.21 8.94 9.78 10.75 11.88 9.5% 7.36 8.00 8.72 9.55 10.50 10.0% 6.61 7.17 7.79 8.50 9.32 Evercore vtti energy partners

Preliminary Draft – Confidential
Preliminary VTTI Valuation Analysis
Discounted Distribution Analysis – Management Case
For the Six Months Ending December 31, For the Years Ending December 31,Terminal Value
2017E 2018E 2019E 2020E 2021E Low High
VTTI Distribution per LP Unit $0.67 $1.34 $1.34 $1.34 $1.34 $1.34 — $1.34
Terminal Yield1 8.0% — 6.0%
Terminal Value $16.80 — $22.40
Equity Cost of Capital Based on CAPM
Present Value @ 10.0% of Equity Value $15.85 — $19.50
Present Value @ 10.5% of Equity Value 15.58 — 19.16
Present Value @ 11.0% of Equity Value 15.32 — 18.82
Present Value @ 11.5% of Equity Value 15.07 — 18.50
Present Value @ 12.0% of Equity Value 14.82 — 18.18
Implied Equity Value Range - Based on CAPM $15.07 — $19.16
Equity Cost of Capital Based on Total Expected Market Return
Present Value @ 12.0% of Equity Value $14.82 — $18.18
Present Value @ 12.5% of Equity Value 14.57 — 17.87
Present Value @ 13.0% of Equity Value 14.34 — 17.57
Present Value @ 13.5% of Equity Value 14.10 — 17.27
Present Value @ 14.0% of Equity Value 13.88 — 16.98
Implied Common Unit Value Range - Based on Total Expected Market Return $14.10 — $17.87
1. VTTI 52-week yield range of 5.9% to 8.4% with a median of 7.0% and mean of 7.0%; Current yield is 7.1% as of April 21, 2017
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vtti energy partners

Preliminary Draft – Confidential
Preliminary VTTI Valuation Analysis
Discounted Distribution Analysis – Sensitivity Case I
For the Six Months Ending December 31, For the Years Ending December 31 Terminal Value
2017E 2018E 2019E 2020E 2021E Low High
VTTI Distribution per LP Unit $0.67 $1.34 $1.34 $1.38 $1.38 $1.38 — $1.38
Terminal Yield1 8.0% — 6.0%
Terminal Value $17.23 — $22.98
Equity Cost of Capital Based on CAPM
Present Value @ 10.0% of Equity Value $16.18 — $19.92
Present Value @ 10.5% of Equity Value 15.91 — 19.57
Present Value @ 11.0% of Equity Value 15.64 — 19.23
Present Value @ 11.5% of Equity Value 15.38 — 18.90
Present Value @ 12.0% of Equity Value 15.13 — 18.57
Implied Equity Value Range - Based on CAPM $15.38 — $19.57
Equity Cost of Capital Based on Total Expected Market Return
Present Value @ 12.0% of Equity Value $15.13 — $18.57
Present Value @ 12.5% of Equity Value 14.88 — 18.26
Present Value @ 13.0% of Equity Value 14.63 — 17.94
Present Value @ 13.5% of Equity Value 14.39 — 17.64
Present Value @ 14.0% of Equity Value 14.16 — 17.34
Implied Common Unit Value Range - Based on Total Expected Market Return $14.39 — $18.26
1. VTTI 52-week yield range of 5.9% to 8.4% with a median of 7.0% and mean of 7.0%; Current yield is 7.1% as of April 21, 2017
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vtti energy partners

Preliminary Draft – Confidential
Preliminary VTTI Valuation Analysis
Discounted Distribution Analysis – Sensitivity Case II
For the Six Months Ending December 31, For the Years Ending December 31, Terminal Value
2017E 2018E 2019E 2020E 2021E Low High
VTTI Distribution per LP Unit $0.67 $1.31 $1.20 $1.05 $1.05 $1.05 — $1.05
Terminal Yield1 8.0% — 6.0%
Terminal Value $13.13 — $17.50
Equity Cost of Capital Based on CAPM
Present Value @ 10.0% of Equity Value $12.88 — $15.73
Present Value @ 10.5% of Equity Value 12.67 — 15.46
Present Value @ 11.0% of Equity Value 12.47 — 15.20
Present Value @ 11.5% of Equity Value 12.27 — 14.94
Present Value @ 12.0% of Equity Value 12.07 — 14.69
Implied Equity Value Range - Based on CAPM $12.27 — $15.46
Equity Cost of Capital Based on Total Expected Market Return
Present Value @ 12.0% of Equity Value $12.07 — $14.69
Present Value @ 12.5% of Equity Value 11.88 — 14.45
Present Value @ 13.0% of Equity Value 11.69 — 14.21
Present Value @ 13.5% of Equity Value 11.50 — 13.98
Present Value @ 14.0% of Equity Value 11.32 — 13.75
Implied Common Unit Value Range - Based on Total Expected Market Return $11.50 — $14.45
1. VTTI 52-week yield range of 5.9% to 8.4% with a median of 7.0% and mean of 7.0%; Current yield is 7.1% as of April 21, 2017
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Preliminary Draft – Confidential Preliminary VTTI Valuation Analysis Precedent M&A Transaction Analysis – Terminals ($ in millions, except per unit amounts) Date Announced Acquiror / Target (Seller) Transaction Value EBITDA Multiple Shell Capacity Multiple ($/Bbl) Dropdown Transaction 16-Mar-17 Sprague Resources LP / Acquisition of Inwood, New York and Lawrence, New York terminal assets (Carbo Industries, Inc. and Carbo Realty, L.L.C.) $70.0 7.8x $445.86 15-Feb-17 Martin Midstream Partners LP / Acquisition of Hondo, Texas asphalt terminal facility (Martin Resource Management Corporation) 27.4 NA NA ✓ 1-Feb-17 Sprague Resources LP / Acquisition of L.E. Belcher, Inc.’s refined product terminal assets in Springfield, Massachusetts 20.0 5.7 67.80 25-Jan-17 Sprague Resources LP / Acquisition of Capital Properties’ storage terminal and Wilkesbarre Pier in East Providence, Rhode Island 23.0 7.7 23.00 3-Jan-17 Tallgrass Energy Partners, LP / Acquisition of Tallgrass Terminals, LLC and Tallgrss NatGas Operator, LLC 140.0 8.0 38.89 ✓ 21-Nov-16 Tesoro Logistics L.P. / Acquisition of Northern California terminalling and storage assets from Tesoro Corporation 400.0 8.4 68.97 ✓ 24-Oct-16 Buckeye Partners LP / Acquisition of 50% equity interest in VTTI B.V. (VTTI MLP Partners B.V.)1 1,150.0 11.5 31.94 21-Oct-16 Nustar Energy LP / Crude oil and refined product storage assets in the Port of Corpus Christi (Martin Midstream Partners) 107.0 8.0 118.89 11-Oct-16 Phillips 66 Partners / 30 crude, refined products and natural gas liquids logistics assets (Phillips 66) 1,300.0 8.7 194.03 ✓ 4-Oct-16 NGL Energy Partners, LP / Gulf coast crude oil and condensate marine terminal project and related assets (Pelorus Terminal: Point Comfort, LLC) NA NA NA 7-Sep-16 Western Refining Logistics / Certain terminalling, storage and other logistics assets (Western Refining Inc. / St. Paul Park Refining Co.) 210.0 8.5 52.50 ✓ 22-Aug-16 Valero Energy Partners / Meraux and Three Rivers Terminal services business (Valero Energy Corp.) 325.0 NA NA ✓ 8-Aug-16 VTTI Energy Partners LP / Additional 8.4% equity interest in VTTI MLP B.V. and associated pro-rata net debt (VTTI MLP Partners B.V.) 140.0 8.6 46.95 ✓ 1-Jul-16 Tesoro Logistics LP / Alaska crude oil, feedstock and refined product storage tanks and refined product terminals (Tesoro Corporation) 444.0 8.7 108.29 ✓ 28-Mar-16 Valero Energy Partners LP / McKee Terminal Services Business (Valero Energy Corporation) 240.0 8.6 54.55 ✓ 17-Feb-16 Phillips 66 Partners LP / 25% Controlling Interest in Phillips 66 Sweeny Frac LLC (Phillips 66) 236.0 9.7 31.47 ✓ 8-Feb-16 Lincoln Terminal Co. / Refined products terminal located in Charlotte, North Carolina with approximately 130,000 barrels of storage capacity (Eco-Energy, Inc.) NA NA NA 2-Feb-16 Blueknight Energy Partners, L.P. / Two asphalt terminals located in Wilmington, North Carolina and Dumfries, Virginia with approximately 330,000 barrels and approximately 555,000 barrels of asphalt and light fuel oil storage, respectively (Axeon Specialty Products) NA NA NA 2-Feb-16 PBF Logistics LP / Four refined products terminals located near Philadelphia, Pennsylvania (Plains All American Pipeline, L.P.) 105.0 7.0 25.00 15-Jan-16 Epic Midstream LLC / Asphalt terminal located in Savannah, Georgia with approximately 1.1 million barrels of storage (Axeon Specialty Products LLC) NA NA NA 31-Dec-15 Arc Logistics Partners LP / Four refined products terminals located in Altoona, Mechanicsburg, Dupont and South Williamsport, Pennsylvania (Gulf Oil, LP) 8.0 NA 9.80 30-Dec-15 ArcLight Capital Partners, LLC / Gulf Oil Limited Partnership including 12 refined products terminals located in the northeastern U.S. (Cumberland Farms, Inc.) NA NA NA 20-Oct-15 Kinder Morgan, Inc. / 75.0% interest in 14 refined products terminals throughout the U.S. and 100.0% of a refined products terminal in Des Plaines, Illinois (BP Products North America Inc.) 350.0 NA 48.10 14-Oct-15 USD Partners LP / 0.9 million barrel crude-by-rail terminal located in Casper, Wyoming (Casper Crude to Rail Holdings, LLC / Stonepeak Infrastructure Partners) 225.0 8.7 250.00 23-Sep-15 Valero Energy Partners LP / 10.1 million barrels of crude oil and refined products storage at Corpus Christi, Texas refinery (Valero Energy Corporation) 465.0 9.3 46.04 ✓ 14-Jul-15 Arc Logistics Partners LP / Pawnee Crude Terminal and development assets (United Energy Trading, LLC / Hawkeye Midstream, LLC) 76.6 8.3 383.00 1-Jul-15 VTTI Energy Partners LP / 6.6% interest in VTTI MLP B.V. (VTTI MLP Partners B.V.) 109.7 8.9 46.80 ✓ 8-Jun-15 Gravity Midstream, LLC / 44-acre crude oil logistics terminal located on the Corpus Christi Ship Channel (Trigeant, Ltd.) 100.0 NA 125.00 5-May-15 Magellan Midstream Partners LP / Atlanta-based petroleum products distribution terminal (Perimeter Terminal LLC) 55.0 10.0 157.14 31-Mar-15 Delek Logistic Partners, LP / El Dorado Rail Offloading Facility and Tyler Crude Oil Storage Tank (Delek US Holdings, Inc.) 61.9 9.2 176.86 ✓ 27-Feb-15 Valero Energy Partners LP / 3.6 million barrels of crude oil and refined products storage at Houston, Texas refinery and 10.0 million barrels of crude oil and refined products at St. Charles, Louisiana (Valero Energy Corporation) 671.0 8.9 49.34 ✓ 20-Jan-15 Global Partners LP / Boston Harbor Terminal (Global Petroleum Corp.) 23.7 NA 11.26 ✓ 9-Jan-15 NuStar Energy L.P. / Refined products terminal in Linden, New Jersey (Linden Holding Corp.) All Listed Transactions Mean Median Dropdown Transactions Mean Median 142.5 7.1 8.5x 8.6 8.8x 8.7 33.14 $101.72 50.92 $71.23 49.34 Source: Company and partnership filings and presentations, Wall Street research 1. 11.5x multiple for the Buckeye / VTTI B.V. October 24, 2016 transaction reflects the inclusion of the GP and control Evercore vtti energy partners 56

Preliminary Draft – Confidential
Preliminary VTTI Valuation Analysis
Precedent M&A Transaction Analysis – Terminals (cont’d)
($ in millions, except per unit amounts)
VTTI Financial Projections – Management Case
2017E Adjusted EBITDA $97.9
Relevant EBITDA Multiple 8.0x — 10.0x
Implied Enterprise Value Range on December 31, 2017 $783.0 — $978.8
Implied Enterprise Value Range on June 30, 2017 @ 9.0% Discount Rate $750.0 — $937.5
Less: Present Value of Growth Capital Expenditures from June 30, 2017 to December 31, 2017 @ 9.0% Discount Rate (7.2)
Implied Enterprise Value Range $742.8 — $930.3
Less: Estimated Net Debt on June 30, 2017 (348.2)
Implied Equity Value Range $394.5 — $582.0
Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0
Implied VTTI Unit Price $8.39 — $12.37
Memo
Capacity Multiple Approach
Capacity (MMBbls) 35.7
Relevant Multiple ($/Bbl) $45.00 $55.00
Implied Enterprise Value Range $1,606.5 — $1,963.5
Implied Enterprise Value Range Net to VTTI (51.0%) $819.3 $1,001.4
Less: Estimated Net Debt on June 30, 2017 (348.2)
Implied Equity Value Range $471.1 — $653.1
Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0
Implied VTTI Unit Price $10.01 — $13.88
Source: VTTI management
Evercore
vtti energy partners

Preliminary Draft – Confidential
Preliminary VTTI Valuation Analysis
Precedent M&A Transaction Analysis – Terminals (cont’d)
($ in millions, except per unit amounts)
VTTI Financial Projections – Sensitivity Case I
2017E Adjusted EBITDA $98.5
Relevant EBITDA Multiple 8.0x — 10.0x
Implied Enterprise Value Range on December 31, 2017 $788.1 — $985.1
Implied Enterprise Value Range on June 30, 2017 @ 9.0% Discount Rate $754.9 — $943.6
Less: Present Value of Growth Capital Expenditures from June 30, 2017 to December 31, 2017 @ 9.0% Discount Rate (7.2)
Implied Enterprise Value Range $747.6 — $936.3
Less: Estimated Net Debt on June 30, 2017 (348.0)
Implied Equity Value Range $399.6 — $588.4
Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0
Implied VTTI Unit Price $8.50 — $12.51
Memo
Capacity Multiple Approach
Capacity (MMBbls) 35.7
Relevant Multiple ($/Bbl) $45.00 $55.00
Implied Enterprise Value Range $1,606.5 — $1,963.5
Implied Enterprise Value Range Net to VTTI (51.0%) $819.3 $1,001.4
Less: Estimated Net Debt on June 30, 2017 (348.0)
Implied Equity Value Range $471.3 — $653.4
Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0
Implied VTTI Unit Price $10.02 — $13.89
Source: VTTI management
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Preliminary VTTI Valuation Analysis
Precedent M&A Transaction Analysis – Terminals (cont’d)
($ in millions, except per unit amounts)
VTTI Financial Projections – Sensitivity Case II
2017E Adjusted EBITDA $97.2
Relevant EBITDA Multiple 8.0x — 10.0x
Implied Enterprise Value Range on December 31, 2017 $778.0 — $972.5
Implied Enterprise Value Range on June 30, 2017 @ 9.0% Discount Rate $745.2 — $931.4
Less: Present Value of Growth Capital Expenditures from June 30, 2017 to December 31, 2017 @ 9.0% Discount Rate (7.2)
Implied Enterprise Value Range $737.9 — $924.2
Less: Estimated Net Debt on June 30, 2017 (348.5)
Implied Equity Value Range $389.4 — $575.7
Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0
Implied VTTI Unit Price $8.28 — $12.24
Memo
Capacity Multiple Approach
Capacity (MMBbls) 35.7
Relevant Multiple ($/Bbl) $45.00 $55.00
Implied Enterprise Value Range $1,606.5 — $1,963.5
Implied Enterprise Value Range Net to VTTI (51.0%) $819.3 $1,001.4
Less: Estimated Net Debt on June 30, 2017 (348.5)
Implied Equity Value Range $470.8 — $652.9
Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0
Implied VTTI Unit Price $10.01 — $13.88
Source: VTTI management
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Preliminary Draft – Confidential
Preliminary VTTI Valuation Analysis
Peer Group Trading Analysis – Crude Oil and Refined Products MLPs
($ in millions, except per unit amounts)
US Refined Product and Crude Oil MLPs
Partnership Price 4/21/17 Equity Value Enterprise Value Enterprise Value / EBITDA Distribution Yield
2017E 2018E 2019E Current 2017E 2018E Distribution Growth Total Return
Arc Logistics Partners LP $14.44 $281 $607 10.1x 9.9x 8.8x 12.2% 12.3% 12.4% 2.2% 14.4%
Blueknight Energy Partners, L.P. 7.00 272 804 10.5 9.6 8.8 8.3% 8.3% 8.6% 4.1% 12.3%
Buckeye Partners, L.P. 68.07 9,561 13,983 12.3 11.7 11.1 7.3% 7.5% 7.8% 3.1% 10.3%
Delek Logistics Partners, LP 31.50 782 1,175 10.2 8.2 6.9 8.6% 9.0% 9.9% 5.5% 14.2%
Genesis Energy, L.P. 31.89 3,909 6,843 12.2 11.2 10.6 8.9% 9.2% 9.7% 4.3% 13.2%
Global Partners LP 18.45 631 1,927 9.5 9.2 9.4 10.0% 10.0% 10.0% 1.5% 11.5%
Holly Energy Partners, L.P. 35.84 2,296 3,670 11.4 10.7 9.7 6.8% 7.1% 7.6% 3.4% 10.1%
Magellan Midstream Partners, L.P. 75.83 17,291 21,364 16.4 15.2 14.6 4.6% 4.7% 5.1% 7.7% 12.3%
MPLX LP 35.50 14,836 21,119 10.2 6.6 6.0 5.9% 6.5% 7.3% 8.1% 13.9%
NuStar Energy LP 47.85 3,840 7,091 10.9 9.5 9.0 9.2% 9.2% 9.2% 0.7% 9.9%
PBF Logistics LP 20.85 871 1,558 9.9 8.3 6.3 8.6% 9.1% 9.8% 4.6% 13.2%
Phillips 66 Partners LP 51.76 5,661 8,070 10.3 7.4 5.9 4.3% 4.9% 6.0% 12.7% 17.1%
Plains All American Pipeline, L.P. 29.91 20,192 32,928 14.0 12.4 11.3 7.4% 7.4% 7.4% 4.4% 11.7%
Shell Midstream Partners, L.P. 32.18 5,823 6,409 15.7 10.7 7.8 3.4% 3.9% 4.6% 15.7% 19.1%
Sprague Resources LP 26.65 571 1,132 9.1 8.7 8.3 8.7% 9.2% 10.1% 8.9% 17.6%
Sunoco Logistics Partners, L.P. 23.55 7,893 15,198 9.8 7.8 6.9 8.8% 9.3% 10.0% 5.7% 14.6%
Sunoco LP 30.22 3,474 7,916 11.3 16.2 14.5 10.9% 10.9% 10.9% NM NM
Tesoro Logistics LP 54.37 5,714 8,805 9.1 7.8 7.1 6.9% 7.2% 7.9% 6.1% 13.0%
TransMontaigne Partners L.P. 44.79 739 1,030 9.6 9.3 7.4 6.5% 6.6% 6.9% 7.4% 13.9%
Valero Energy Partners LP 47.16 3,249 4,071 11.5 9.3 7.7 3.4% 4.0% 4.8% 15.8% 19.2%
Western Refining Logistics, LP 24.95 1,519 1,817 9.6 8.2 6.6 7.0% 7.5% 8.3% 5.5% 12.5%
World Point Terminals LP 17.25 601 593 9.1 9.1 NA 7.0% 7.0% 7.0% 0.0% 7.0%
Mean 11.0x 9.9x 8.8x 7.5% 7.8% 8.2% 6.1% 13.4%
Median 10.3 9.3 8.3 7.3% 7.5% 8.1% 5.5% 13.2%
International Refined Product and Crude Oil MLPs and Companies
Partnership Price 4/21/17 Equity Value Enterprise Value
Enterprise Value / EBITDA Enterprise Value / Revenue EBITDA Margin
2017E 2018E 2017E 2018E 2017E 2018E
Royal Vopak NV $43.85 $5,590 $8,187 10.6x 10.4x 5.5x 5.4x 51.6% 51.8%
NuStar Energy LP 47.85 3,840 7,091 10.9 9.5 3.6 3.6 33.4% 38.2%
Rubis 96.48 4,384 4,950 10.1 9.2 1.3 1.2 12.7% 12.9%
Mean 10.6x 9.7x 3.5x 3.4x 32.6% 34.3%
Median 10.6 9.5 3.6 3.6 33.4% 38.2%
Source: Partnership filings, FactSet, IBES
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Preliminary Draft – Confidential Preliminary VTTI Valuation Analysis Peer Group Trading Analysis – Crude Oil and Refined Products MLPs (cont’d) ($ in millions, except per unit amounts) VTTI Financial Projections – Management Case 2017E Adjusted EBITDA $97.9 Relevant EBITDA Multiple 9.5x — 11.0x Implied Enterprise Value $929.9 — $1,076.7 2018E Adjusted EBITDA $99.0 Relevant EBITDA Multiple 9.0x — 10.5x Implied Enterprise Value $891.2 — $1,039.7 Relevant Enterprise Value $891.2 — $1,076.7 Less: Estimated Net Debt on June 30, 2017 (348.2) Implied Equity Value $542.9 — $728.4 Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0 Implied VTTI Unit Price $11.54 — $15.48 VTTI Financial Projections – Sensitivity Case I 2017E Adjusted EBITDA $98.5 Relevant EBITDA Multiple 9.5x — 11.0x Implied Enterprise Value $935.9 — $1,083.6 2018E Adjusted EBITDA $100.4 Relevant EBITDA Multiple 9.0x — 10.5x Implied Enterprise Value $903.8 — $1,054.4 Relevant Enterprise Value $903.8 — $1,083.6 Less: Estimated Net Debt on June 30, 2017 (348.0) Implied Equity Value $555.8 — $735.7 Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0 Implied VTTI Unit Price $11.82 — $15.64 VTTI Financial Projections – Sensitivity Case II 2017E Adjusted EBITDA $97.2 Relevant EBITDA Multiple 9.5x — 11.0x Implied Enterprise Value $923.8 — $1,069.7 2018E Adjusted EBITDA $97.6 Relevant EBITDA Multiple 9.0x — 10.5x Implied Enterprise Value $878.6 — $1,025.0 Relevant Enterprise Value $878.6 — $1,069.7 Less: Estimated Net Debt on June 30, 2017 (348.5) Implied Equity Value $530.1 — $721.2 Projected Units Outstanding (LP+GP) as of June 30, 2017 47.0 Implied VTTI Unit Price $11.27 — $15.33 Evercore vtti energy partners 61

Preliminary Draft – Confidential Preliminary VTTI Valuation Analysis Premiums Paid Analysis – MLP Buy-Ins and Mergers1 ($ in millions) Transaction Premium Date Announced Acquiror(s) / Target Consideration Equity Value Enterprise Value 1-Day 5-Day 30-Day 1-Feb-17 ONEOK, Inc. / ONEOK Partners, L.P. Stock-for-Unit $9,278.3 $17,115.6 25.8% 22.2% 23.1% 26-Jan-17 Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P. Cash 170.2 641.3 (8.6%) (1.8%) 10.3% 24-Oct-16 American Midstream Partners, LP / JP Energy Partners LP Unit-for-Unit 295.3 452.1 14.5% 13.7% 10.5% 26-Sep-16 TransCanada Corporation / Columbia Pipeline Partners LP Cash 1,711.1 2,287.0 11.1% 15.0% 25.6% 1-Aug-16 Transocean Ltd. / Transocean Partners LLC Stock-for-Unit 862.8 1,605.0 15.0% 10.9% 1.0% 31-May-16 SemGroup Corporation / Rose Rock Midstream, L.P. Stock-for-Unit 884.0 1,647.3 0.0% 0.9% 52.4% 3-Nov-15 Targa Resources Corp. / Targa Resources Partners LP Stock-for-Unit 6,673.1 7,216.2 18.4% 23.1% 14.9% 26-Oct-15 Western Refining, Inc. / Northern Tier Energy LP Cash/Stock-for-Unit 2,513.6 2,746.4 14.0% 11.9% 12.7% 13-Jul-15 MPLX LP / MarkWest Energy Partners, L.P. Unit-for-Unit 15,736.0 19,956.0 31.6% 35.8% 29.8% 13-May-15 The Williams Companies, Inc. / Williams Partners L.P. Stock-for-Unit 34,237.6 54,142.3 17.9% 17.1% 13.5% 6-May-15 Crestwood Equity Partners LP / Crestwood Midstream Partners LP Unit-for-Unit 3,532.6 6,251.3 17.2% 17.4% 27.6% 26-Jan-15 Energy Transfer Partners, L.P. / Regency Energy Partners LP Unit-for-Unit 11,155.6 17,955.6 13.2% 16.4% 10.6% 27-Oct-14 Access Midstream Partners LP / Williams Partners L.P. Unit-for-Unit 25,925.8 37,006.8 7.0% 6.7% 7.0% 13-Oct-14 Targa Resource Partners LP / Atlas Pipeline Partners, L.P. Unit-for-Unit 4,065.4 5,908.8 15.0% 7.8% 3.0% 1-Oct-14 Enterprise Products Partners L.P. / Oiltanking Partners L.P.2 Unit-for-Unit 5,823.0 6,051.0 5.6% 4.6% 6.8% 10-Aug-14 Kinder Morgan, Inc. / Kinder Morgan Energy Partners, L.P. Stock-for-Unit 36,689.1 58,551.1 12.0% 10.8% 10.7% 10-Aug-14 Kinder Morgan, Inc. / El Paso Pipeline Partners, L.P. Stock-for-Unit 5,288.5 10,021.5 15.4% 13.8% 7.3% 10-Oct-13 Regency Energy Partners LP / PVR Partners, L.P. Unit-for-Unit 3,899.3 5,664.3 25.6% 25.2% 23.7% 27-Aug-13 Plains All American Pipeline, L.P. / PAA Natural Gas Storage LP Unit-for-Unit 1,713.6 2,271.9 8.5% 8.7% 7.2% 7-May-13 Pioneer Natural Resources Company / Pioneer Southwest Energy Partners L.P. Stock-for-Unit 933.0 1,086.0 23.0% 27.5% 9.6% 6-May-13 Inergy Midstream, L.P. / Crestwood Midstream Partners LP Unit-for-Unit 1,614.7 2,402.0 4.6% 1.7% 8.1% 29-Jan-13 Kinder Morgan Energy Partners, L.P. / Copano Energy, L.L.C. Unit-for-Unit 3,777.5 4,724.3 21.8% 21.7% 36.7% 23-Feb-11 Enterprise Products Partners L.P. / Duncan Energy Partners L.P. Unit-for-Unit MLP Buy-Ins All MLP Mergers 2,405.0 Mean Mean 3,302.8 Median 14.1% Max Min Median 14.6% Max Min 27.9% 15.2% 14.7% 27.9% (8.6%) 15.0% 14.7% 31.6% (8.6%) 27.7% 14.4% 17.4% 27.7% (1.8%) 13.8% 16.5% 35.8% (1.8%) 27.4% 13.1% 52.4% 1.0% 10.7% 52.4% 1.0% VTTI at $19.30 per Unit versus Unaffected March 2, 2017 Price 4.9% 3.8% 13.2% Source: Partnership filings 1. Highlighted transactions are those that are MLP buy-ins 2. Enterprise Products Partners L.P.’s acquisition of the GP interest, IDRs, common units and subordinated units in Oiltanking Partners L.P. held by Oiltanking Holding Americas, Inc. was announced on October 1, 2014, while Oiltanking Partners L.P.’s agreement to merge with a subsidiary of Enterprise Products Partners L.P. was announced on November 12, 2014. The premiums listed herein for this transaction are based on the unit price of Oiltanking Partners, L.P. as of September 30, 2014, which is the last date on which such unit price was unaffected by the announcement of either transaction Evercore vtti energy partners 62

Preliminary Draft – Confidential
Preliminary VTTI Valuation Analysis
Premiums Paid Analysis – MLP Buy-Ins and Mergers (cont’d)
Premiums Paid Analysis – MLP Buy-Ins
1-Day 5-Day 30-Day
Relevant Unit Price $18.40 $18.60 $17.05
Historical MLP Buy-In Premium Range (8.6%) — 27.9% (1.8%) — 27.7% 1.0% — 52.4%
Implied Transaction Price Range $16.82 — $23.53 $18.26 — $23.75 $17.21 — $25.98
Median Buy-In Premium 15.2% 14.4% 13.1%
Median Implied Transaction Price $21.20 $21.28 $19.28
Premiums Paid Analysis – All MLP Mergers
1-Day 5-Day 30-Day
Relevant Unit Price $18.40 $18.60 $17.05
Historical MLP Merger Premium Range (8.6%) — 31.6% (1.8%) — 35.8% 1.0% — 52.4%
Implied Transaction Price Range $16.82 — $24.22 $18.26 — $25.25 $17.21 — $25.98
Median Merger Premium 15.0% 13.8% 10.7%
Median Implied Transaction Price $21.16 $21.16 $18.87
Source: Partnership filings
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Preliminary Draft – Confidential
Appendix
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Preliminary Draft – Confidential
A. Weighted Average Cost of Capital Analysis
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Preliminary Draft – Confidential
Weighted Average Cost of Capital Analysis
VTTI Weighted Average Cost of Capital – CAPM
($ in millions, except per unit amounts)
Partnership Unit Price 4/21/17 Market Equity Value Total Debt and Preferred Equity Total Debt / Total Capitalization Adjusted Beta1 Unlevered Beta2 Equity Cost WACC
Arc Logistics Partners LP $14.44 $281.2 $249.0 47.0% 1.30 0.83
Blueknight Energy Partners, L.P. 7.00 272.0 535.0 66.3% 1.07 0.47
Buckeye Partners, L.P. 68.07 9,561.3 4,486.8 31.9% 1.18 0.90
Delek Logistics Partners, LP 31.50 782.0 392.6 33.4% 1.31 0.99
Genesis Energy, L.P. 31.89 3,909.1 2,969.2 43.2% 1.34 0.90
Global Partners LP 18.45 631.4 1,300.5 67.3% 0.77 0.33
Holly Energy Partners, L.P. 35.84 2,296.0 1,243.9 35.1% 1.16 0.86
Magellan Midstream Partners, L.P. 75.83 17,291.1 4,087.2 19.1% 0.82 0.71
MPLX LP 35.50 14,835.5 6,642.0 30.9% 1.25 0.97
NuStar Energy LP 47.85 4,548.5 4,124.1 47.6% 1.20 0.76
PBF Logistics LP 20.85 870.8 571.7 39.6% 0.81 0.57
Phillips 66 Partners LP 51.76 5,661.0 2,411.0 29.9% 0.89 0.70
Plains All American Pipeline, L.P. 29.91 21,448.4 12,725.5 37.2% 1.17 0.84
Shell Midstream Partners, L.P. 32.18 5,822.5 686.9 10.6% 0.93 0.86
Sprague Resources LP 26.65 570.6 563.8 49.7% 1.08 0.66
Sunoco Logistics Partners, L.P. 23.55 7,892.9 7,313.0 48.1% 1.66 1.04
Sunoco LP 30.22 3,473.8 4,561.0 56.8% 1.20 0.65
Tesoro Logistics LP 54.37 5,714.2 3,779.0 39.8% 1.14 0.80
TransMontaigne Partners L.P. 44.79 738.6 291.8 28.3% 0.83 0.66
Valero Energy Partners LP 47.16 3,248.8 825.4 20.3% 0.69 0.59
Western Refining Logistics, LP 24.95 1,519.1 313.0 17.1% 1.19 1.05
World Point Terminals LP 17.25 601.4 — 0.0% 0.89 0.89
Mean 36.3% 1.09 0.77 Median 36.2% 1.15 0.81
VTTI Energy Partners LP $18.85 $886.7 $340.73 27.8% 1.15 0.92
Risk-free Rate4 2.6% Unlevered Beta 0.81
Debt and Preferred / Total Capitalization 27.8%
Adjusted Levered Equity Beta 1.01
Market Risk Premium5 6.0%
Small Company Risk Premium6 2.1%
Country Risk Premium7 0.6%
Equity Cost of Capital8 11.4%
Pre-Tax Cost of Debt9 6.5%
After-Tax Cost of Debt 4.2%
WACC 9.4% WACC Sensitivities
Unlevered Beta 0.55 0.65 0.75 0.85 0.95
Debt and Preferred / Total Capitalization
15.0% 8.2% 8.8% 9.4% 10.0% 10.5% 25.0% 8.0% 8.6% 9.1% 9.7% 10.2% 35.0% 7.8% 8.3% 8.9% 9.4% 9.9% 45.0% 7.6% 8.1% 8.6% 9.1% 9.6% 55.0% 7.4% 7.9% 8.3% 8.8% 9.3%
1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0
2. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
3. Per VTTI management, representing VTTI’s 51.0% share in VTTI Operating’s cash and debt (excluding ATB Phase 2 facility) and 100.0% of VTTI cash and debt
4. 20-year Treasury as of April 21, 2017
5. Source: 2017 Duff & Phelps Valuation Handbook
6. Assumes 8th decile: equity value range from $569 million to $1,030 million
7. Source: Damodaran Online, last updated January 2017; Weighted average Country Risk Premiums of Belgium, Malaysia, Netherlands, UAE and US based on 2016A EBITDA
8. Equity Cost of Capital calculated as: Risk-free rate + (Adjusted Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium + Country Risk Premium
9. Based on analysis of yield-to-worst of long-term debt issued by non-investment grade members of VTTI’s crude oil and refined products peer group
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Preliminary Draft – Confidential
Weighted Average Cost of Capital Analysis
VTTI Cost of Equity – Total Expected Market Return
($ in millions, except per unit amounts)
Partnership Unit Price 4/21/17 Market Equity Value Current Yield Distribution Growth Total Return
Total Return
Arc Logistics Partners LP $14.44 $281.2 12.2% 2.2% 14.4%
Blueknight Energy Partners, L.P. 7.00 272.0 8.3% 4.1% 12.3%
Buckeye Partners, L.P. 68.07 9,561.3 7.3% 3.1% 10.3%
Delek Logistics Partners, LP 31.50 782.0 8.6% 5.5% 14.2%
Genesis Energy, L.P. 31.89 3,909.1 8.9% 4.3% 13.2%
Global Partners LP 18.45 631.4 10.0% 1.5% 11.5%
Holly Energy Partners, L.P. 35.84 2,296.0 6.8% 3.4% 10.1%
Magellan Midstream Partners, L.P. 75.83 17,291.1 4.6% 7.7% 12.3%
MPLX LP 35.50 14,835.5 5.9% 8.1% 13.9%
NuStar Energy LP 47.85 4,548.5 9.2% 0.7% 9.9%
PBF Logistics LP 20.85 870.8 8.6% 4.6% 13.2%
Phillips 66 Partners LP 51.76 5,661.0 4.3% 12.7% 17.1%
Plains All American Pipeline, L.P. 29.91 21,448.4 7.4% 4.4% 11.7%
Shell Midstream Partners, L.P. 32.18 5,822.5 3.4% 15.7% 19.1%
Sprague Resources LP 26.65 570.6 8.7% 8.9% 17.6%
Sunoco Logistics Partners, L.P. 23.55 7,892.9 8.8% 5.7% 14.6%
Sunoco LP 30.22 3,473.8 10.9% NM 10.9%
Tesoro Logistics LP 54.37 5,714.2 6.9% 6.1% 13.0%
TransMontaigne Partners L.P. 44.79 738.6 6.5% 7.4% 13.9%
Valero Energy Partners LP 47.16 3,248.8 3.4% 15.8% 19.2%
Western Refining Logistics, LP 24.95 1,519.1 7.0% 5.5% 12.5%
World Point Terminals LP 17.25 601.4 7.0% 0.0% 7.0%
Mean 13.3%
Median 13.1%
VTTI Energy Partners LP $18.85 $886.7 7.1% 6.3% 13.5%
Source: Fact Set, Partnership filings Note: Market data as of April 21, 2017
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Preliminary Draft – Confidential
B. Selected Historical Market Data
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Preliminary Draft – Confidential
Selected Historical Market Data
European Warehousing and Storage Price Index
The following sets forth the historical change in the European1 quarterly producer price index2 for warehousing and storage3 as published since 2006 by Eurostat, a Directorate-General of the European Commission
Eurostat Warehousing and Storage Price Index
120.0 110.0 100.0 90.0 80.0
Q1-2006 Q3-2006 Q1-2007 Q3-2007 Q1-2008 Q3-2008 Q1-2009 Q3-2009 Q1-2010 Q3-2010 Q1-2011 Q3-2011 Q1-2012 Q3-2012 Q1-2013 Q3-2013 Q1-2014 Q3-2014 Q1-2015 Q3-2015 Q1-2016 Q3-2016
Source: Eurostat, European Central Bank (“ECB”)
1. Eurostat’s Euro Area 19 consists of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovenia, Slovakia and Spain
2. Indexed to 2010 average prices
3. ECB chart titled “Euro area 19 (fixed composition) – Producer Price Index, total, Warehousing and storage – NACE Rev2; Eurostat; Neither seasonally nor working day adjusted”
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